UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period:   June 30, 2018
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2018

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

Shareholder Letter..........................................................   1
Portfolio Management........................................................   2
Performance Summary and Portfolio Components
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........   5
     First Trust Multi Income Allocation Portfolio..........................   7
     First Trust Dorsey Wright Tactical Core Portfolio......................   9
Understanding Your Fund Expenses............................................  11
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........  12
     First Trust Multi Income Allocation Portfolio..........................  38
     First Trust Dorsey Wright Tactical Core Portfolio......................  49
Statements of Assets and Liabilities........................................  50
Statements of Operations....................................................  51
Statements of Changes in Net Assets.........................................  52
Financial Highlights........................................................  55
Notes to Financial Statements...............................................  58
Additional Information......................................................  71

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and/or the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2018


Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First Trust Variable Insurance Trust, which contains detailed information about your investment for the six-month period ended June 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.

As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intent to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates twice this year, on March 21 and June 13. Additionally, they indicated at their June 2018 meeting that two additional rate hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month.

For the second quarter of 2018, market volatility continued. Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. The Dow Jones Industrial Average closed out both April and May slightly down but ended June slightly up. Despite this volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets underperformed moderately in the first half of 2018, but analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for stock market performance and for fixed-income securities. We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we've said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
   Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Multi Income Allocation Portfolio (the "Fund"). First Trust manages the Fund's fixed income investments, as well as a portion of the Fund's equity investments.

                                  SUB-ADVISORS

Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts ("REITs").

                           PORTFOLIO MANAGEMENT TEAMS

FIRST TRUST

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
   Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust

STONEBRIDGE

Scott Fleming, Portfolio Manager, President and Chief Investment Officer of
   Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge

EIP

James J. Murchie, Portfolio Manager, Founder, Principal and CEO of EIP Eva Pao, Co-Portfolio Manager, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2018

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
   Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                                      PERIOD ENDED JUNE 30, 2018
                                                                                          1 YEAR         5 YEAR      SINCE INCEPTION
                                                              INCEPTION   SIX MONTH       ANNUAL     AVERAGE ANNUAL  AVERAGE ANNUAL
                                                                DATE     TOTAL RETURN  TOTAL RETURN   TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                         5/1/12       -0.79%         6.69%          8.38%           8.25%
Blended Benchmark (a)                                                       -0.01%         6.79%          8.43%           8.49%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                -3.27%        -0.83%          3.51%           3.29%
Russell 3000(R) Index (c)                                                    3.22%        14.78%         13.29%          13.64%
Secondary Blended Benchmark (d)                                             -0.03%         6.70%          8.53%           8.60%
Dow Jones Equal Weight U.S. Issued Corporate Bond
   Index(SM) (e)                                                            -3.56%        -1.26%          3.53%           3.33%
Dow Jones U.S. Total Stock Market Index(SM)(f)                               3.24%        14.79%         13.21%          13.57%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         1 YEAR      SINCE INCEPTION
                                                              INCEPTION                 SIX MONTH        ANNUAL       AVERAGE TOTAL
                                                                DATE                   TOTAL RETURN   TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                        5/1/14                     -0.60%          6.94%           7.84%
Blended Benchmark (a)                                                                     -0.01%          6.79%           7.02%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                              -3.27%         -0.83%           2.66%
Russell 3000(R) Index (c)                                                                  3.22%         14.78%          11.28%
Secondary Blended Benchmark (d)                                                           -0.03%          6.70%           7.13%
Dow Jones Equal Weight U.S. Issued Corporate Bond
   Index(SM) (e)                                                                          -3.56%         -1.26%           2.66%
Dow Jones U.S. Total Stock Market Index(SM)(f)                                             3.24%         14.79%          11.23%
------------------------------------------------------------------------------------------------------------------------------------


(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns.

(b) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                     May 1, 2012 - June 30, 2018

                                                    Bloomberg                               Dow Jones
                 First Trust/Dow                  Barclays U.S.                            Equal Weight     Dow Jones
                Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
               Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012             10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012            10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013             10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013            11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014             12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014            12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015             12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015            12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016             13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017            14,484           14,554         11,859         17,592     14,672        11,975          17,521
6/30/2017             15,285           15,478         12,310         19,163     15,592        12,395          19,093
12/31/2017            16,436           16,531         12,621         21,309     16,643        12,691          21,228
6/30/2018             16,306           16,529         12,208         21,995     16,638        12,239          21,916

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Vail Resorts, Inc.                             0.5%
Exponent, Inc.                                 0.5
Tractor Supply Co.                             0.5
NIKE, Inc., Class B                            0.4
Tetra Tech, Inc.                               0.4
Valero Energy Corp.                            0.4
Automatic Data Processing, Inc.                0.4
Intuit, Inc.                                   0.4
Phillips 66                                    0.4
TJX (The) Cos., Inc.                           0.4
------------------------------------------------------
    Total                                      4.3%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
Goldman Sachs Group (The), Inc.                2.1%
Bank of America Corp.                          2.1
Citigroup, Inc.                                2.0
JPMorgan Chase & Co.                           1.8
Morgan Stanley                                 1.5
Wells Fargo & Co.                              1.2
Anheuser-Busch Inbev Finance, Inc.             0.8
Apple, Inc.                                    0.8
UnitedHealth Group, Inc.                       0.8
HSBC Holdings PLC                              0.8
------------------------------------------------------
    Total                                     13.9%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                            3.3%
AA+                                            1.9
AA                                             4.5
AA-                                            8.8
A+                                            16.6
A                                             23.0
A-                                            15.0
BBB+                                           9.2
BBB                                           11.4
BBB-                                           5.8
A-2 (short-term)                               0.5
------------------------------------------------------
    Total                                    100.0%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  14.4%
  Industrials                                 13.1
  Consumer Discretionary                       9.1
  Information Technology                       6.6
  Consumer Staples                             4.9
  Health Care                                  3.1
  Materials                                    1.7
  Real Estate                                  1.6
  Energy                                       1.3
  Utilities                                    1.1
------------------------------------------------------
Total Common Stocks                           56.9
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  15.3
  Utilities                                    5.3
  Energy                                       3.7
  Information Technology                       3.5
  Health Care                                  3.3
  Industrials                                  3.3
  Consumer Discretionary                       2.4
  Consumer Staples                             1.6
  Telecommunication Services                   1.2
  Materials                                    0.8
  Real Estate                                  0.1
------------------------------------------------------
Total Corporate Bonds & Notes                 40.5
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   1.1
  Energy                                       0.4
  Materials                                    0.2
  Telecommunication Services                   0.1
  Industrials                                  0.1
  Health Care                                  0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          1.9
------------------------------------------------------
U.S. Government Bonds & Notes                  0.5
------------------------------------------------------
Commercial Paper:
  Utilities                                    0.2
------------------------------------------------------
Total Commercial Paper                         0.2
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

(1) The credit quality and ratings information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                                      PERIOD ENDED JUNE 30, 2018
                                                                                          1 YEAR             SINCE INCEPTION
                                                              INCEPTION   SIX MONTH       ANNUAL             AVERAGE ANNUAL
                                                                DATE     TOTAL RETURN  TOTAL RETURN           TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I        5/1/14       -0.97%         1.52%                  3.65%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II       5/1/14       -0.76%         1.77%                  3.90%
Broad Blended Benchmark (a)                                                  0.36%         5.53%                  5.71%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                            -1.62%        -0.40%                  1.92%
Russell 3000(R) Index (c)                                                    3.22%        14.78%                 11.28%
Multi Asset Class Blended Benchmark (d)                                      0.83%         3.38%                  3.80%
------------------------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000(R) Index (40%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%), ICE BofAML Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofAML U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofAML U.S. MBS Index (8%), and ICE BofAML U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                May 1, 2014 - June 30, 2018

                First Trust Multi       Broad      Bloomberg Barclays
                Income Allocation      Blended       U.S. Aggregate      Russell 3000(R)    Multi Asset Class
               Portfolio - Class I    Benchmark        Bond Index             Index         Blended Benchmark
5/1/2014             $10,000           $10,000          $10,000              $10,000             $10,000
6/30/2014             10,320            10,245           10,096               10,470              10,334
12/31/2014            10,457            10,582           10,295               11,020              10,428
6/30/2015             10,383            10,667           10,284               11,234              10,278
12/31/2015            10,119            10,662           10,354               11,073               9,933
6/30/2016             10,900            11,168           10,904               11,474              10,744
12/31/2016            11,057            11,384           10,628               12,483              10,958
6/30/2017             11,437            11,942           10,869               13,598              11,299
12/31/2017            11,725            12,556           11,004               15,121              11,585
6/30/2018             11,611            12,601           10,826               15,608              11,681

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  13.6%
First Trust Tactical High Yield ETF            7.7
iShares iBoxx $ Investment Grade Corporate
   Bond ETF                                    7.2
First Trust Preferred Securities and
   Income ETF                                  4.4
Enterprise Products Partners, L.P.             1.6
iShares Floating Rate Bond ETF                 1.6
First Trust Institutional Preferred
   Securities and Income ETF                   1.4
Magellan Midstream Partners, L.P.              1.0
TC Pipelines, L.P.                             0.8
Spectra Energy Partners, L.P.                  0.8
------------------------------------------------------
    Total                                     40.1%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         37.7%
------------------------------------------------------
Common Stocks:
  Energy                                       3.8
  Information Technology                       3.8
  Utilities                                    3.1
  Health Care                                  2.8
  Financials                                   2.7
  Industrials                                  2.6
  Consumer Discretionary                       1.9
  Consumer Staples                             1.1
  Materials                                    0.8
  Telecommunication Services                   0.3
------------------------------------------------------
Total Common Stocks                           22.9
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  14.2
------------------------------------------------------
Total Real Estate Investment Trusts           14.2
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       9.4
  Utilities                                    1.2
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships             10.9
------------------------------------------------------
U.S. Government Bonds & Notes                  7.9
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  6.2
------------------------------------------------------
Mortgage-Backed Securities                     0.1
------------------------------------------------------
U.S. Treasury Bills                            0.1
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                                      PERIOD ENDED JUNE 30, 2018
                                                                                          1 YEAR             SINCE INCEPTION
                                                              INCEPTION   SIX MONTH       ANNUAL             AVERAGE ANNUAL
                                                                DATE     TOTAL RETURN  TOTAL RETURN           TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I   10/30/15       4.46%        14.33%                  8.13%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II  10/30/15       4.76%        15.04%                  8.41%
Broad Blended Benchmark (a)                                                  1.00%         8.34%                  8.30%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                            -1.62%        -0.40%                  1.47%
S&P 500(R) Index (c)                                                         2.65%        14.37%                 12.91%
------------------------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500(R) Index (60%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    October 30, 2015 - June 30, 2018

               First Trust Dorsey Wright      Broad      Bloomberg Barclays
               Tactical Core Portfolio -     Blended       U.S. Aggregate      S&P 500(R)
                        Class I             Benchmark        Bond Index          Index
10/30/15                $10,000              $10,000          $10,000           $10,000
12/31/15                  9,940                9,900            9,941             9,872
6/30/16                   9,807               10,347           10,469            10,251
12/31/16                 10,035               10,722           10,204            11,053
6/30/17                  10,773               11,417           10,436            12,085
12/31/17                 11,791               12,246           10,565            13,465
6/30/2018                12,317               12,368           10,394            13,822

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2018 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Small Cap Growth AlphaDEX(R)
   Fund                                       11.2%
First Trust Mid Cap Core AlphaDEX(R) Fund     10.3
First Trust Large Cap Growth AlphaDEX(R)
   Fund                                       10.1
First Trust Dow Jones Internet Index Fund      9.8
First Trust Technology AlphaDEX(R) Fund        8.9
First Trust Industrials/Producer Durables
   AlphaDEX(R) Fund                            8.8
First Trust NASDAQ-100-Technology Sector
   Index Fund                                  8.8
First Trust Nasdaq Bank ETF                    8.1
iShares Core U.S. Aggregate Bond ETF           6.0
SPDR Bloomberg Barclays Convertible
   Securities ETF                              3.5
------------------------------------------------------
    Total                                     85.5%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2018 (UNAUDITED)

As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2018.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      HYPOTHETICAL
                                               ACTUAL EXPENSES                 (5% RETURN BEFORE EXPENSES)
                                     -----------------------------------   -----------------------------------
                                                             EXPENSES                              EXPENSES
                                     BEGINNING   ENDING     PAID DURING    BEGINNING   ENDING     PAID DURING    ANNUAL-
                                      ACCOUNT    ACCOUNT      PERIOD        ACCOUNT    ACCOUNT      PERIOD         IZED
                                       VALUE      VALUE      1/1/2018-       VALUE      VALUE      1/1/2018-     EXPENSE
                                     1/1/2018   6/30/2018  6/30/2018 (a)   1/1/2018   6/30/2018  6/30/2018 (a)  RATIO (b)
                                     ---------  ---------  -------------   ---------  ---------  -------------  ----------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
    Class I .......................  $1,000.00  $  992.10     $ 5.93       $1,000.00  $1,018.84     $ 6.01        1.20%
    Class II ......................  $1,000.00  $  994.00     $ 4.70       $1,000.00  $1,020.08     $ 4.76        0.95%

First Trust Multi Income Allocation
  Portfolio (c)
    Class I .......................  $1,000.00  $  990.30     $ 4.10       $1,000.00  $1,020.68     $ 4.16        0.83%
    Class II ......................  $1,000.00  $  992.40     $ 2.87       $1,000.00  $1,021.92     $ 2.91        0.58%

First Trust Dorsey Wright Tactical
  Core Portfolio (c)
    Class I .......................  $1,000.00  $1,044.60     $ 3.80       $1,000.00  $1,021.08     $ 3.76        0.75%
    Class II ......................  $1,000.00  $1,047.60     $ 2.54       $1,000.00  $1,022.32     $ 2.51        0.50%

(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2018 through June 30, 2018), multiplied by 181/365 (to reflect the six-month period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

(c) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 56.3%

             AEROSPACE & DEFENSE - 2.4%
     42,477  BWX Technologies, Inc........................................................  $   2,647,167
     12,216  General Dynamics Corp........................................................      2,277,184
     38,855  HEICO Corp...................................................................      2,833,695
     41,778  Hexcel Corp..................................................................      2,773,224
     10,471  Huntington Ingalls Industries, Inc...........................................      2,270,008
      7,730  Northrop Grumman Corp........................................................      2,378,521
     12,502  Raytheon Co..................................................................      2,415,136
                                                                                            -------------
                                                                                               17,594,935
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.8%
     42,630  Expeditors International of Washington, Inc..................................      3,116,253
     11,240  FedEx Corp...................................................................      2,552,154
                                                                                            -------------
                                                                                                5,668,407
                                                                                            -------------
             AIRLINES - 0.3%
     49,233  Delta Air Lines, Inc.........................................................      2,439,003
                                                                                            -------------
             AUTO COMPONENTS - 0.7%
    117,224  Gentex Corp..................................................................      2,698,496
     14,502  Lear Corp....................................................................      2,694,617
                                                                                            -------------
                                                                                                5,393,113
                                                                                            -------------
             AUTOMOBILES - 0.4%
    243,545  Ford Motor Co................................................................      2,696,043
                                                                                            -------------
             BANKS - 3.2%
     84,858  BancorpSouth Bank............................................................      2,796,071
     48,631  Banner Corp..................................................................      2,924,182
    101,715  CenterState Bank Corp........................................................      3,033,141
     45,042  Commerce Bancshares, Inc.....................................................      2,914,668
     68,229  First Interstate BancSystem, Inc., Class A...................................      2,879,264
     37,713  Independent Bank Corp........................................................      2,956,699
     66,663  MB Financial, Inc............................................................      3,113,162
     53,434  US Bancorp...................................................................      2,672,769
                                                                                            -------------
                                                                                               23,289,956
                                                                                            -------------
             BUILDING PRODUCTS - 1.0%
     31,638  Allegion PLC.................................................................      2,447,516
     42,436  AO Smith Corp................................................................      2,510,089
     45,823  Fortune Brands Home & Security, Inc..........................................      2,460,237
                                                                                            -------------
                                                                                                7,417,842
                                                                                            -------------
             CAPITAL MARKETS - 2.6%
      4,981  BlackRock, Inc...............................................................      2,485,718
     16,682  CME Group, Inc...............................................................      2,734,513
     13,532  FactSet Research Systems, Inc................................................      2,680,689
     77,812  Franklin Resources, Inc......................................................      2,493,875
     37,211  Intercontinental Exchange, Inc...............................................      2,736,869
     31,298  Nasdaq, Inc..................................................................      2,856,569
     24,991  T Rowe Price Group, Inc......................................................      2,901,205
                                                                                            -------------
                                                                                               18,889,438
                                                                                            -------------
             CHEMICALS - 1.5%
     16,969  Air Products & Chemicals, Inc................................................      2,642,582
     25,559  Eastman Chemical Co..........................................................      2,554,878
     25,535  LyondellBasell Industries N.V., Class A......................................      2,805,020


Page 12                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CHEMICALS (CONTINUED)
      6,717  NewMarket Corp...............................................................  $   2,717,026
                                                                                            -------------
                                                                                               10,719,506
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 1.2%
     15,817  Cintas Corp..................................................................      2,927,252
     52,879  Rollins, Inc.................................................................      2,780,378
     55,127  Tetra Tech, Inc..............................................................      3,224,930
                                                                                            -------------
                                                                                                8,932,560
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.4%
     36,664  InterDigital, Inc............................................................      2,966,118
                                                                                            -------------
             CONSTRUCTION MATERIALS - 0.4%
     23,635  Vulcan Materials Co..........................................................      3,050,333
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.4%
     96,894  Silgan Holdings, Inc.........................................................      2,599,666
                                                                                            -------------
             DIVERSIFIED CONSUMER SERVICES - 0.3%
     71,502  Service Corp. International..................................................      2,559,057
                                                                                            -------------
             ELECTRIC UTILITIES - 0.8%
     16,519  NextEra Energy, Inc..........................................................      2,759,168
     82,347  OGE Energy Corp..............................................................      2,899,438
                                                                                            -------------
                                                                                                5,658,606
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.7%
     35,521  AMETEK, Inc..................................................................      2,563,195
     33,769  Eaton Corp PLC...............................................................      2,523,895
                                                                                            -------------
                                                                                                5,087,090
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.4%
     31,331  Amphenol Corp., Class A......................................................      2,730,497
     12,964  Littelfuse, Inc..............................................................      2,958,125
     22,791  SYNNEX Corp..................................................................      2,199,559
     27,012  TE Connectivity, Ltd.........................................................      2,432,701
                                                                                            -------------
                                                                                               10,320,882
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.3%
     92,318  First Industrial Realty Trust, Inc...........................................      3,077,882
     23,873  PS Business Parks, Inc.......................................................      3,067,680
     13,466  Public Storage...............................................................      3,054,897
                                                                                            -------------
                                                                                                9,200,459
                                                                                            -------------
             FOOD PRODUCTS - 3.0%
     59,886  General Mills, Inc...........................................................      2,650,554
     78,628  Hormel Foods Corp............................................................      2,925,748
     20,930  Ingredion, Inc...............................................................      2,316,951
     19,762  J&J Snack Foods Corp.........................................................      3,013,112
     21,914  Lancaster Colony Corp........................................................      3,033,336
     25,365  McCormick & Co., Inc.........................................................      2,944,623
     64,665  Mondelez International, Inc., Class A........................................      2,651,265
     22,672  Sanderson Farms, Inc.........................................................      2,383,961
                                                                                            -------------
                                                                                               21,919,550
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
     27,559  Danaher Corp.................................................................      2,719,522
                                                                                            -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES - 0.8%
     43,376  CVS Health Corp..............................................................  $   2,791,246
     12,609  UnitedHealth Group, Inc......................................................      3,093,492
                                                                                            -------------
                                                                                                5,884,738
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 2.4%
     55,962  Cheesecake Factory (The), Inc................................................      3,081,268
     16,951  Cracker Barrel Old Country Store, Inc........................................      2,647,916
     61,191  International Speedway Corp., Class A........................................      2,735,237
     46,614  Starbucks Corp...............................................................      2,277,094
     46,702  Texas Roadhouse, Inc.........................................................      3,059,448
     12,174  Vail Resorts, Inc............................................................      3,337,989
                                                                                            -------------
                                                                                               17,138,952
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.3%
     61,553  DR Horton, Inc...............................................................      2,523,673
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 1.2%
     53,584  Church & Dwight Co., Inc.....................................................      2,848,526
     34,039  Procter & Gamble (The) Co....................................................      2,657,084
     20,491  WD-40 Co.....................................................................      2,996,809
                                                                                            -------------
                                                                                                8,502,419
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.3%
     47,861  Ormat Technologies, Inc......................................................      2,545,727
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.1%
     12,292  3M Co........................................................................      2,418,082
     25,843  Carlisle Cos., Inc...........................................................      2,799,055
      9,616  Roper Technologies, Inc......................................................      2,653,151
                                                                                            -------------
                                                                                                7,870,288
                                                                                            -------------
             INSURANCE - 8.5%
     61,666  Aflac, Inc...................................................................      2,652,871
     28,464  Allstate (The) Corp..........................................................      2,597,909
     24,045  American Financial Group, Inc................................................      2,580,750
     23,073  American National Insurance Co...............................................      2,759,300
     48,840  AMERISAFE, Inc...............................................................      2,820,510
     47,011  Argo Group International Holdings, Ltd.......................................      2,733,690
     29,521  Assurant, Inc................................................................      3,055,128
     74,543  Assured Guaranty, Ltd........................................................      2,663,421
    106,072  Brown & Brown, Inc...........................................................      2,941,377
     36,339  Cincinnati Financial Corp....................................................      2,429,625
     66,711  Employers Holdings, Inc......................................................      2,681,782
     10,510  Everest Re Group, Ltd........................................................      2,422,345
     67,428  Fidelity National Financial, Inc.............................................      2,536,641
     45,986  First American Financial Corp................................................      2,378,396
     63,121  Horace Mann Educators Corp...................................................      2,815,197
     32,672  Marsh & McLennan Cos., Inc...................................................      2,678,124
    125,801  Old Republic International Corp..............................................      2,504,698
     44,302  Principal Financial Group, Inc...............................................      2,345,791
     55,581  ProAssurance Corp............................................................      1,970,346
     44,288  Progressive (The) Corp.......................................................      2,619,635
     26,059  Prudential Financial, Inc....................................................      2,436,777
     17,520  Reinsurance Group of America, Inc............................................      2,338,570
     32,060  Torchmark Corp...............................................................      2,610,005
     19,434  Travelers (The) Cos., Inc....................................................      2,377,556
                                                                                            -------------
                                                                                               61,950,444
                                                                                            -------------


Page 14                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES - 3.2%
     17,579  Accenture PLC, Class A.......................................................  $   2,875,749
     23,781  Automatic Data Processing, Inc...............................................      3,189,983
    119,296  Convergys Corp...............................................................      2,915,594
     17,587  International Business Machines Corp.........................................      2,456,904
     22,311  Jack Henry & Associates, Inc.................................................      2,908,462
     15,407  MasterCard, Inc., Class A....................................................      3,027,784
     43,813  Paychex, Inc.................................................................      2,994,618
     22,557  Visa, Inc., Class A..........................................................      2,987,675
                                                                                            -------------
                                                                                               23,356,769
                                                                                            -------------
             MACHINERY - 3.2%
     16,646  Cummins, Inc.................................................................      2,213,918
     59,022  Graco, Inc...................................................................      2,668,975
     18,936  IDEX Corp....................................................................      2,584,385
     17,227  Illinois Tool Works, Inc.....................................................      2,386,629
     31,558  Ingersoll-Rand PLC...........................................................      2,831,699
    248,250  Mueller Water Products, Inc., Class A........................................      2,909,490
     18,288  Snap-on, Inc.................................................................      2,939,247
     17,613  Stanley Black & Decker, Inc..................................................      2,339,183
     43,210  Toro (The) Co................................................................      2,603,402
                                                                                            -------------
                                                                                               23,476,928
                                                                                            -------------
             MEDIA - 1.1%
     78,973  Comcast Corp., Class A.......................................................      2,591,104
    117,173  Interpublic Group of (The) Cos., Inc.........................................      2,746,535
     26,866  Walt Disney (The) Co.........................................................      2,815,826
                                                                                            -------------
                                                                                                8,153,465
                                                                                            -------------
             METALS & MINING - 0.4%
     31,474  Reliance Steel & Aluminum Co.................................................      2,755,234
                                                                                            -------------
             MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 0.4%
    358,362  MFA Financial, Inc...........................................................      2,716,384
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 1.3%
     36,167  Exxon Mobil Corp.............................................................      2,992,096
     28,133  Phillips 66..................................................................      3,159,617
     29,087  Valero Energy Corp...........................................................      3,223,712
                                                                                            -------------
                                                                                                9,375,425
                                                                                            -------------
             PAPER & FOREST PRODUCTS - 0.4%
     34,418  Neenah, Inc..................................................................      2,920,367
                                                                                            -------------
             PERSONAL PRODUCTS - 0.4%
     18,025  Estee Lauder (The) Cos., Inc., Class A.......................................      2,571,987
                                                                                            -------------
             PHARMACEUTICALS - 0.4%
     76,035  Pfizer, Inc..................................................................      2,758,550
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.7%
     68,621  Exponent, Inc................................................................      3,314,394
     23,443  ManpowerGroup, Inc...........................................................      2,017,505
                                                                                            -------------
                                                                                                5,331,899
                                                                                            -------------
             ROAD & RAIL - 0.8%
     24,611  Landstar System, Inc.........................................................      2,687,521
     20,072  Union Pacific Corp...........................................................      2,843,801
                                                                                            -------------
                                                                                                5,531,322
                                                                                            -------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
     11,450  Broadcom, Inc................................................................  $   2,778,228
     13,280  Lam Research Corp............................................................      2,295,448
     25,974  Texas Instruments, Inc.......................................................      2,863,634
                                                                                            -------------
                                                                                                7,937,310
                                                                                            -------------
             SOFTWARE - 0.4%
     15,568  Intuit, Inc..................................................................      3,180,620
                                                                                            -------------
             SPECIALTY RETAIL - 2.5%
     38,553  Best Buy Co., Inc............................................................      2,875,283
     15,139  Home Depot (The), Inc........................................................      2,953,619
     34,605  Ross Stores, Inc.............................................................      2,932,774
     33,087  TJX (The) Cos., Inc..........................................................      3,149,220
     42,818  Tractor Supply Co............................................................      3,275,149
     51,147  Williams-Sonoma, Inc.........................................................      3,139,403
                                                                                            -------------
                                                                                               18,325,448
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 1.2%
     25,920  Carter's, Inc................................................................      2,809,469
     40,616  NIKE, Inc., Class B..........................................................      3,236,283
     36,408  VF Corp......................................................................      2,967,980
                                                                                            -------------
                                                                                                9,013,732
                                                                                            -------------
             TOBACCO - 0.3%
     43,301  Altria Group, Inc............................................................      2,459,064
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.7%
     49,431  Fastenal Co..................................................................      2,379,114
     14,910  Watsco, Inc..................................................................      2,658,155
                                                                                            -------------
                                                                                                5,037,269
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    410,440,100
             (Cost $360,497,009)                                                            -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 40.1%

             AEROSPACE & DEFENSE - 0.9%
$   175,000  Boeing (The) Co.....................................    1.88%      06/15/23          164,252
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25           94,216
    175,000  Boeing (The) Co.....................................    2.25%      06/15/26          159,763
    250,000  Boeing (The) Co.....................................    2.80%      03/01/27          235,993
    500,000  Boeing (The) Co.....................................    3.25%      03/01/28          488,828
    308,000  Boeing (The) Co.....................................    3.38%      06/15/46          279,331
    250,000  Boeing (The) Co.....................................    3.65%      03/01/47          237,276
    500,000  Boeing (The) Co.....................................    3.63%      03/01/48          469,770
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          307,700
    500,000  General Dynamics Corp...............................    3.38%      05/15/23          501,340
    500,000  General Dynamics Corp...............................    3.50%      05/15/25          499,910
    500,000  General Dynamics Corp...............................    3.75%      05/15/28          505,174
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          246,097
    248,000  Lockheed Martin Corp................................    4.09%      09/15/52          234,490
    250,000  Northrop Grumman Corp...............................    2.08%      10/15/20          244,387
    500,000  Northrop Grumman Corp...............................    2.55%      10/15/22          482,095


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             AEROSPACE & DEFENSE (CONTINUED)
$   250,000  Northrop Grumman Corp...............................    2.93%      01/15/25    $     237,689
    500,000  Northrop Grumman Corp...............................    3.25%      01/15/28          470,679
    500,000  Northrop Grumman Corp...............................    4.03%      10/15/47          470,743
                                                                                            -------------
                                                                                                6,329,733
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 1.1%
    250,000  FedEx Corp..........................................    2.30%      02/01/20          247,518
    300,000  FedEx Corp..........................................    3.20%      02/01/25          290,543
    850,000  FedEx Corp..........................................    3.30%      03/15/27          807,566
    500,000  FedEx Corp..........................................    3.40%      02/15/28          476,790
    250,000  FedEx Corp..........................................    4.75%      11/15/45          249,915
    648,000  FedEx Corp..........................................    4.55%      04/01/46          631,231
    550,000  FedEx Corp..........................................    4.40%      01/15/47          522,822
    500,000  FedEx Corp..........................................    4.05%      02/15/48          450,980
  1,000,000  United Parcel Service, Inc..........................    2.05%      04/01/21          975,834
    500,000  United Parcel Service, Inc..........................    2.35%      05/16/22          485,375
    545,000  United Parcel Service, Inc..........................    2.45%      10/01/22          528,406
    500,000  United Parcel Service, Inc..........................    2.50%      04/01/23          483,374
    250,000  United Parcel Service, Inc..........................    2.80%      11/15/24          240,276
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          456,404
    250,000  United Parcel Service, Inc..........................    3.05%      11/15/27          238,239
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          441,793
    500,000  United Parcel Service, Inc.,
                3 Mo. LIBOR + 0.38% (a)..........................    2.71%      05/16/22          503,192
                                                                                            -------------
                                                                                                8,030,258
                                                                                            -------------
             AIRLINES - 0.1%
    385,000  Southwest Airlines Co...............................    2.75%      11/06/19          383,731
    420,000  Southwest Airlines Co...............................    2.65%      11/05/20          414,548
    250,000  Southwest Airlines Co...............................    3.00%      11/15/26          232,255
                                                                                            -------------
                                                                                                1,030,534
                                                                                            -------------
             AUTOMOBILES - 0.0%
    250,000  Ford Motor Co.......................................    5.29%      12/08/46          232,501
                                                                                            -------------
             BANKS - 7.3%
    100,000  Bank of America Corp................................    2.63%      10/19/20           98,803
    600,000  Bank of America Corp................................    2.63%      04/19/21          589,663
    500,000  Bank of America Corp. (b)...........................    2.37%      07/21/21          490,293
    250,000  Bank of America Corp. (b)...........................    2.33%      10/01/21          244,481
    500,000  Bank of America Corp. (b)...........................    2.74%      01/23/22          491,287
    250,000  Bank of America Corp................................    2.50%      10/21/22          239,607
    500,000  Bank of America Corp. (b)...........................    2.88%      04/24/23          485,954
    500,000  Bank of America Corp. (b)...........................    2.82%      07/21/23          483,738
  1,207,000  Bank of America Corp. (b)...........................    3.00%      12/20/23        1,170,956
    250,000  Bank of America Corp. (b)...........................    3.55%      03/05/24          247,599
    450,000  Bank of America Corp................................    4.00%      04/01/24          454,289
    500,000  Bank of America Corp. (b)...........................    3.09%      10/01/25          476,514
    250,000  Bank of America Corp. (b)...........................    3.37%      01/23/26          240,739
    400,000  Bank of America Corp................................    4.45%      03/03/26          401,573
    950,000  Bank of America Corp................................    3.50%      04/19/26          919,834
    150,000  Bank of America Corp................................    3.25%      10/21/27          139,961
    250,000  Bank of America Corp................................    4.18%      11/25/27          243,942
    500,000  Bank of America Corp. (b)...........................    3.82%      01/20/28          488,250
    500,000  Bank of America Corp. (b)...........................    3.71%      04/24/28          482,753


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Bank of America Corp. (b)...........................    3.59%      07/21/28    $     477,914
  1,091,000  Bank of America Corp. (b)...........................    3.42%      12/20/28        1,028,593
    250,000  Bank of America Corp. (b)...........................    3.97%      03/05/29          246,352
    250,000  Bank of America Corp. (b)...........................    4.24%      04/24/38          243,309
    225,000  Bank of America Corp................................    5.88%      02/07/42          263,948
    250,000  Bank of America Corp. (b)...........................    4.44%      01/20/48          244,658
    500,000  Bank of America Corp. (b)...........................    3.95%      01/23/49          451,404
    286,000  Bank of America Corp., 3 Mo. LIBOR + 0.38% (a)......    2.74%      01/23/22          284,345
    444,000  Bank of America Corp., 3 Mo. LIBOR + 0.65% (a)......    2.99%      06/25/22          443,774
  1,000,000  Bank of America Corp., 3 Mo. LIBOR + 0.77% (a)......    3.13%      02/05/26          982,967
    250,000  Bank of America Corp., 3 Mo. LIBOR + 0.79% (a)......    3.11%      03/05/24          249,325
    400,000  Bank of America Corp., 3 Mo. LIBOR + 0.87% (a)......    3.21%      04/01/19          402,347
  1,000,000  Bank of America Corp., 3 Mo. LIBOR + 1.16% (a)......    3.52%      01/20/23        1,016,362
    250,000  Bank of America Corp., 3 Mo. LIBOR + 1.18% (a)......    3.54%      10/21/22          254,700
    500,000  Citibank N.A........................................    1.85%      09/18/19          494,145
    500,000  Citibank N.A., 3 Mo. LIBOR + 0.32% (a)..............    2.68%      05/01/20          500,486
    300,000  Citigroup, Inc......................................    2.05%      06/07/19          297,664
    500,000  Citigroup, Inc......................................    2.45%      01/10/20          494,567
    250,000  Citigroup, Inc......................................    2.40%      02/18/20          246,910
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          588,696
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          338,334
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          245,104
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          796,715
    500,000  Citigroup, Inc......................................    2.75%      04/25/22          484,407
    500,000  Citigroup, Inc......................................    2.70%      10/27/22          480,645
    500,000  Citigroup, Inc. (b).................................    2.88%      07/24/23          482,598
    250,000  Citigroup, Inc. (b).................................    4.04%      06/01/24          251,631
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          450,075
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          284,763
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          232,732
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          293,246
    350,000  Citigroup, Inc......................................    4.45%      09/29/27          344,658
    500,000  Citigroup, Inc. (b).................................    3.89%      01/10/28          484,788
  1,000,000  Citigroup, Inc. (b).................................    3.67%      07/24/28          952,493
    500,000  Citigroup, Inc......................................    4.13%      07/25/28          479,276
    500,000  Citigroup, Inc. (b).................................    3.52%      10/27/28          470,688
    250,000  Citigroup, Inc. (b).................................    4.08%      04/23/29          245,582
    500,000  Citigroup, Inc. (b).................................    3.88%      01/24/39          455,761
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          231,797
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          121,252
    750,000  Citigroup, Inc......................................    4.75%      05/18/46          715,881
    500,000  Citigroup, Inc. (b).................................    4.28%      04/24/48          474,789
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (a)............    3.13%      01/10/20        1,007,093
    250,000  Citigroup, Inc., 3 Mo. LIBOR + 1.02% (a)............    3.35%      06/01/24          250,427
  1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (a)............    3.39%      12/08/21        1,015,378
    500,000  Citigroup, Inc., 3 Mo. LIBOR + 1.10% (a)............    3.42%      05/17/24          502,838
    250,000  Fifth Third Bancorp.................................    3.95%      03/14/28          247,094
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          618,582
    400,000  JPMorgan Chase & Co.................................    2.20%      10/22/19          396,294
    150,000  JPMorgan Chase & Co.................................    2.55%      03/01/21          147,054
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          569,144


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21    $     438,602
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          319,386
    250,000  JPMorgan Chase & Co. (b)............................    2.78%      04/25/23          242,489
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          480,326
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          402,940
    250,000  JPMorgan Chase & Co. (b)............................    3.56%      04/23/24          247,820
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          814,098
    300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          296,734
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          235,507
    500,000  JPMorgan Chase & Co. (b)............................    3.78%      02/01/28          488,357
    500,000  JPMorgan Chase & Co. (b)............................    3.54%      05/01/28          479,233
    500,000  JPMorgan Chase & Co. (b)............................    3.51%      01/23/29          474,296
    250,000  JPMorgan Chase & Co. (b)............................    4.01%      04/23/29          246,964
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          491,429
    250,000  JPMorgan Chase & Co. (b)............................    3.88%      07/24/38          231,353
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          103,614
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          153,008
    500,000  JPMorgan Chase & Co. (b)............................    4.26%      02/22/48          471,787
    500,000  JPMorgan Chase & Co. (b)............................    4.03%      07/24/48          455,632
    250,000  JPMorgan Chase & Co. (b)............................    3.96%      11/15/48          225,344
    500,000  JPMorgan Chase & Co. (b)............................    3.90%      01/23/49          450,073
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (a).......    2.88%      03/09/21        1,003,496
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.73% (a).......    3.09%      04/23/24          248,904
    500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.85% (a).......    3.19%      01/10/25          499,930
  1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.00% (a).......    3.35%      01/15/23        1,012,079
    250,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.23% (a).......    3.59%      10/24/23          254,685
    500,000  JPMorgan Chase Bank N.A. (b)........................    2.60%      02/01/21          495,695
    250,000  JPMorgan Chase Bank N.A. (b)........................    3.09%      04/26/21          249,480
    333,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.29% (a)...    2.65%      02/01/21          333,363
    250,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.34% (a)...    2.70%      04/26/21          250,126
    500,000  Regions Bank........................................    2.75%      04/01/21          492,044
    250,000  Regions Bank, 3 Mo. LIBOR + 0.38% (a)...............    2.72%      04/01/21          249,793
    250,000  Santander Holdings USA, Inc.........................    3.70%      03/28/22          246,534
    250,000  Santander Holdings USA, Inc.........................    4.40%      07/13/27          240,189
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          197,240
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20           98,455
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          894,428
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          537,932
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          288,389
    500,000  Wells Fargo & Co....................................    2.63%      07/22/22          481,866
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          410,926
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          510,399
    100,000  Wells Fargo & Co....................................    4.10%      06/03/26           98,088
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          231,084
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          197,463
    500,000  Wells Fargo & Co. (b)...............................    3.58%      05/22/28          479,601
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45           98,987
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          252,348
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          727,426
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.93% (a)..........    3.29%      02/11/22        1,010,615
  1,000,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.11% (a)..........    3.47%      01/24/23        1,015,618


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   250,000  Wells Fargo & Co., 3 Mo. LIBOR + 1.23% (a)..........    3.59%      10/31/23    $     255,215
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          231,145
    500,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.65% (a)......    2.96%      12/06/19          503,448
                                                                                            -------------
                                                                                               53,519,804
                                                                                            -------------
             BEVERAGES - 1.1%
    690,000  Anheuser-Busch Inbev Finance, Inc...................    2.65%      02/01/21          680,910
    625,000  Anheuser-Busch Inbev Finance, Inc...................    3.30%      02/01/23          620,427
    600,000  Anheuser-Busch Inbev Finance, Inc...................    3.65%      02/01/26          587,943
    875,000  Anheuser-Busch Inbev Finance, Inc...................    4.70%      02/01/36          889,452
  1,100,000  Anheuser-Busch Inbev Finance, Inc...................    4.90%      02/01/46        1,135,494
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          193,279
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.50%      01/12/24          248,766
    500,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.00%      04/13/28          499,841
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.38%      04/15/38          243,494
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.60%      04/15/48          247,303
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      04/15/58          245,269
    500,000  Anheuser-Busch Inbev Worldwide, Inc., 3 Mo. LIBOR
                + 0.74% (a)......................................    3.05%      01/12/24          504,817
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          146,664
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23          973,226
    250,000  Constellation Brands, Inc...........................    3.20%      02/15/23          243,515
    250,000  Constellation Brands, Inc...........................    3.60%      02/15/28          236,781
    250,000  Constellation Brands, Inc...........................    4.10%      02/15/48          223,349
                                                                                            -------------
                                                                                                7,920,530
                                                                                            -------------
             BIOTECHNOLOGY - 0.5%
    350,000  AbbVie, Inc.........................................    2.50%      05/14/20          345,938
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          364,256
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          242,491
    275,000  AbbVie, Inc.........................................    4.40%      11/06/42          262,168
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          297,875
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          437,493
    500,000  Amgen, Inc..........................................    2.65%      05/11/22          484,652
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          199,428
    100,000  Amgen, Inc..........................................    2.60%      08/19/26           90,423
    500,000  Amgen, Inc..........................................    3.20%      11/02/27          469,147
    350,000  Amgen, Inc..........................................    4.40%      05/01/45          334,860
                                                                                            -------------
                                                                                                3,528,731
                                                                                            -------------
             BUILDING PRODUCTS - 0.2%
    450,000  Masco Corp..........................................    3.50%      04/01/21          449,701
    250,000  Masco Corp..........................................    3.50%      11/15/27          230,580
    250,000  Masco Corp..........................................    4.50%      05/15/47          219,665
    500,000  Owens Corning.......................................    4.30%      07/15/47          413,050
    250,000  Owens Corning.......................................    4.40%      01/30/48          209,527
                                                                                            -------------
                                                                                                1,522,523
                                                                                            -------------
             CAPITAL MARKETS - 3.6%
    500,000  Goldman Sachs Bank USA..............................    3.20%      06/05/20          501,595
    500,000  Goldman Sachs Group (The), Inc......................    1.95%      07/23/19          495,153
    600,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          596,514
    500,000  Goldman Sachs Group (The), Inc......................    2.30%      12/13/19          494,960
    500,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          495,498


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21    $     685,008
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          481,230
    500,000  Goldman Sachs Group (The), Inc......................    3.00%      04/26/22          488,712
    500,000  Goldman Sachs Group (The), Inc. (b).................    2.88%      10/31/22          488,340
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          696,121
    250,000  Goldman Sachs Group (The), Inc. (b).................    2.91%      06/05/23          241,489
    500,000  Goldman Sachs Group (The), Inc. (b).................    2.91%      07/24/23          482,040
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          600,872
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          144,978
    500,000  Goldman Sachs Group (The), Inc. (b).................    3.27%      09/29/25          475,158
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          591,754
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          533,769
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          471,612
    750,000  Goldman Sachs Group (The), Inc......................    3.85%      01/26/27          721,023
    250,000  Goldman Sachs Group (The), Inc. (b).................    3.69%      06/05/28          237,262
    500,000  Goldman Sachs Group (The), Inc. (b).................    3.81%      04/23/29          476,144
    500,000  Goldman Sachs Group (The), Inc. (b).................    4.22%      05/01/29          493,436
    500,000  Goldman Sachs Group (The), Inc. (b).................    4.02%      10/31/38          456,463
    500,000  Goldman Sachs Group (The), Inc. (b).................    4.41%      04/23/39          480,418
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          467,925
    500,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 0.73% (a)......................................    3.07%      12/27/20          501,814
    400,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 0.75% (a)......................................    3.08%      02/23/23          398,756
    700,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 0.80% (a)......................................    3.13%      12/13/19          704,490
    250,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 1.05% (a)......................................    3.37%      06/05/23          251,849
    497,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 1.11% (a)......................................    3.47%      04/26/22          502,074
    500,000  Goldman Sachs Group (The), Inc., 3 Mo. LIBOR
                + 1.17% (a)......................................    3.49%      05/15/26          494,414
    400,000  Morgan Stanley......................................    2.65%      01/27/20          397,246
  1,000,000  Morgan Stanley......................................    2.50%      04/21/21          977,080
    550,000  Morgan Stanley......................................    5.50%      07/28/21          582,412
    500,000  Morgan Stanley......................................    2.63%      11/17/21          485,635
    500,000  Morgan Stanley......................................    2.75%      05/19/22          484,639
    500,000  Morgan Stanley......................................    3.13%      01/23/23          488,380
    300,000  Morgan Stanley......................................    3.75%      02/25/23          300,531
    500,000  Morgan Stanley (b)..................................    3.74%      04/24/24          497,542
    450,000  Morgan Stanley......................................    3.88%      04/29/24          451,146
    800,000  Morgan Stanley......................................    3.88%      01/27/26          788,252
    250,000  Morgan Stanley......................................    4.35%      09/08/26          247,008
    250,000  Morgan Stanley......................................    3.63%      01/20/27          240,318
    500,000  Morgan Stanley (b)..................................    3.59%      07/22/28          475,766
    500,000  Morgan Stanley (b)..................................    3.77%      01/24/29          482,236
    500,000  Morgan Stanley (b)..................................    3.97%      07/22/38          464,797
    500,000  Morgan Stanley (b)..................................    4.46%      04/22/39          490,251
    350,000  Morgan Stanley......................................    6.38%      07/24/42          426,559
    100,000  Morgan Stanley......................................    4.30%      01/27/45           94,835
    250,000  Morgan Stanley......................................    4.38%      01/22/47          239,312
    500,000  Morgan Stanley, 3 Mo. LIBOR + 0.55% (a).............    2.90%      02/10/21          501,097


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   100,000  Morgan Stanley, 3 Mo. LIBOR + 0.80% (a).............    3.16%      02/14/20    $     100,312
    875,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (a).............    3.54%      01/20/22          886,734
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.22% (a).............    3.58%      05/08/24          505,337
    500,000  Morgan Stanley, 3 Mo. LIBOR + 1.40% (a).............    3.76%      10/24/23          511,747
                                                                                            -------------
                                                                                               26,270,043
                                                                                            -------------
             CHEMICALS - 0.3%
    525,000  Dow Chemical (The) Co...............................    8.55%      05/15/19          550,358
    200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22          194,966
     75,000  Dow Chemical (The) Co...............................    4.63%      10/01/44           74,049
    250,000  EI du Pont de Nemours & Co..........................    2.20%      05/01/20          246,487
    140,000  EI du Pont de Nemours & Co.,
                3 Mo. LIBOR + 0.53% (a)..........................    2.89%      05/01/20          140,516
    100,000  Westlake Chemical Corp..............................    3.60%      08/15/26           95,042
    250,000  Westlake Chemical Corp..............................    5.00%      08/15/46          253,539
    500,000  Westlake Chemical Corp..............................    4.38%      11/15/47          462,607
                                                                                            -------------
                                                                                                2,017,564
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.3%
    100,000  Cisco Systems, Inc..................................    2.45%      06/15/20           99,404
    800,000  Cisco Systems, Inc..................................    2.20%      09/20/23          755,439
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          506,008
    100,000  Cisco Systems, Inc..................................    2.95%      02/28/26           96,185
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          185,465
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          278,909
                                                                                            -------------
                                                                                                1,921,410
                                                                                            -------------
             CONSTRUCTION MATERIALS - 0.2%
    250,000  CRH America Finance, Inc. (c).......................    3.40%      05/09/27          235,751
    250,000  CRH America Finance, Inc. (c).......................    3.95%      04/04/28          241,838
    250,000  CRH America Finance, Inc. (c).......................    4.40%      05/09/47          230,352
    250,000  CRH America Finance, Inc. (c).......................    4.50%      04/04/48          235,451
    250,000  Vulcan Materials Co.................................    4.50%      06/15/47          227,854
                                                                                            -------------
                                                                                                1,171,246
                                                                                            -------------
             CONSUMER FINANCE - 3.1%
    250,000  American Express Co.................................    2.20%      10/30/20          244,383
    250,000  American Express Co.................................    2.50%      08/01/22          239,967
    500,000  American Express Co.................................    3.00%      10/30/24          477,754
    450,000  American Express Co.................................    3.63%      12/05/24          443,838
    500,000  American Express Co., 3 Mo. LIBOR + 0.65% (a).......    2.97%      02/27/23          499,326
    500,000  American Express Credit Corp........................    1.70%      10/30/19          492,342
    250,000  American Express Credit Corp........................    2.20%      03/03/20          246,780
    150,000  American Express Credit Corp........................    2.60%      09/14/20          148,173
    575,000  American Express Credit Corp........................    2.25%      05/05/21          558,973
    250,000  American Express Credit Corp........................    2.70%      03/03/22          244,200
    500,000  American Express Credit Corp........................    3.30%      05/03/27          482,361
    297,000  American Express Credit Corp.,
                3 Mo. LIBOR + 0.55% (a)..........................    2.88%      03/18/19          297,980
    250,000  American Express Credit Corp.,
                3 Mo. LIBOR + 0.70% (a)..........................    3.02%      03/03/22          251,724
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          540,158
    500,000  Capital One Financial Corp..........................    3.30%      10/30/24          475,580
    250,000  Capital One Financial Corp..........................    4.25%      04/30/25          249,497
    350,000  Capital One Financial Corp..........................    3.75%      07/28/26          325,773
    500,000  Capital One Financial Corp..........................    3.80%      01/31/28          472,902
    500,000  Capital One Financial Corp.,
                3 Mo. LIBOR + 0.72% (a)..........................    3.08%      01/30/23          497,416


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CONSUMER FINANCE (CONTINUED)
$   500,000  Capital One Financial Corp.,
                3 Mo. LIBOR + 0.95% (a)..........................    3.28%      03/09/22    $     502,153
    250,000  Capital One N.A.....................................    2.25%      09/13/21          239,792
    500,000  Capital One N.A.....................................    2.65%      08/08/22          480,228
  1,000,000  Capital One N.A., 3 Mo. LIBOR + 1.15% (a)...........    3.51%      01/30/23        1,008,451
    500,000  Caterpillar Financial Services Corp.................    2.00%      11/29/19          494,173
    500,000  Caterpillar Financial Services Corp.................    2.10%      01/10/20          494,866
    250,000  Caterpillar Financial Services Corp.................    1.85%      09/04/20          243,529
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21          995,558
    250,000  Caterpillar Financial Services Corp.................    2.40%      06/06/22          242,612
  1,000,000  Caterpillar Financial Services Corp.................    2.55%      11/29/22          966,333
    150,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24          147,607
    500,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.13% (a)......................................    2.45%      11/29/19          500,362
    429,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.18% (a)......................................    2.51%      05/15/20          429,256
    300,000  Caterpillar Financial Services Corp., 3 Mo. LIBOR
                + 0.51% (a)......................................    2.85%      01/10/20          301,467
    500,000  Discover Bank.......................................    3.35%      02/06/23          487,761
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22           97,910
    250,000  Ford Motor Credit Co., LLC..........................    3.34%      03/28/22          244,865
    500,000  Ford Motor Credit Co., LLC..........................    2.98%      08/03/22          482,061
    450,000  Ford Motor Credit Co., LLC..........................    3.10%      05/04/23          429,024
    725,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23          729,655
    200,000  Ford Motor Credit Co., LLC..........................    3.81%      01/09/24          194,375
    350,000  Ford Motor Credit Co., LLC..........................    4.13%      08/04/25          341,729
  1,000,000  Ford Motor Credit Co., LLC..........................    3.82%      11/02/27          929,760
    250,000  General Motors Financial Co., Inc...................    2.65%      04/13/20          247,097
    250,000  General Motors Financial Co., Inc...................    2.45%      11/06/20          244,537
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          246,922
    250,000  General Motors Financial Co., Inc...................    3.50%      11/07/24          238,383
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          207,563
    100,000  General Motors Financial Co., Inc...................    4.00%      10/06/26           94,968
    250,000  General Motors Financial Co., Inc...................    4.35%      01/17/27          242,329
    250,000  General Motors Financial Co., Inc...................    3.85%      01/05/28          231,458
    750,000  General Motors Financial Co., Inc., 3 Mo. LIBOR
                + 0.99% (a)......................................    3.33%      01/05/23          752,922
    250,000  General Motors Financial Co., Inc., 3 Mo. LIBOR
                + 1.55% (a)......................................    3.90%      01/14/22          256,289
    500,000  John Deere Capital Corp.............................    3.45%      03/13/25          498,782
    500,000  John Deere Capital Corp.............................    3.05%      01/06/28          476,236
    500,000  Synchrony Financial.................................    3.95%      12/01/27          462,141
                                                                                            -------------
                                                                                               22,372,281
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.2%
    350,000  International Paper Co..............................    4.40%      08/15/47          319,285
    500,000  Packaging Corp. of America..........................    3.40%      12/15/27          472,517
    250,000  WestRock Co. (c)....................................    3.00%      09/15/24          237,338
    250,000  WestRock Co. (c)....................................    3.38%      09/15/27          235,016
                                                                                            -------------
                                                                                                1,264,156
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.2%
    250,000  Berkshire Hathaway Finance Corp., 3 Mo. LIBOR
                + 0.32% (a)......................................    2.66%      01/10/20          250,908


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23    $     122,407
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          409,904
    350,000  Dell International LLC/EMC Corp. (c)................    3.48%      06/01/19          350,960
    250,000  Dell International LLC/EMC Corp. (c)................    4.42%      06/15/21          253,825
                                                                                            -------------
                                                                                                1,388,004
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
    300,000  AT&T, Inc...........................................    2.45%      06/30/20          295,605
    250,000  AT&T, Inc...........................................    3.20%      03/01/22          245,537
    250,000  AT&T, Inc...........................................    3.80%      03/01/24          245,488
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          148,039
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          328,703
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          636,347
    545,000  AT&T, Inc. (c)......................................    4.10%      02/15/28          521,806
    462,000  AT&T, Inc. (c)......................................    4.30%      02/15/30          437,063
    250,000  AT&T, Inc...........................................    5.25%      03/01/37          246,612
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          387,002
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          212,567
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          224,137
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          555,800
    250,000  AT&T, Inc...........................................    5.70%      03/01/57          249,678
    650,000  Verizon Communications, Inc.........................    3.50%      11/01/24          629,581
    522,000  Verizon Communications, Inc.........................    3.38%      02/15/25          500,429
    100,000  Verizon Communications, Inc.........................    2.63%      08/15/26           88,913
    250,000  Verizon Communications, Inc.........................    4.13%      03/16/27          247,859
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          213,737
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          256,638
    500,000  Verizon Communications, Inc.........................    4.86%      08/21/46          479,575
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          228,826
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          235,294
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          465,510
    100,000  Verizon Communications, Inc.,
                3 Mo. LIBOR + 1.00% (a)..........................    3.33%      03/16/22          101,640
    200,000  Verizon Communications, Inc.,
                3 Mo. LIBOR + 1.10% (a)..........................    3.44%      05/15/25          199,956
                                                                                            -------------
                                                                                                8,382,342
                                                                                            -------------
             ELECTRIC UTILITIES - 3.6%
    500,000  AEP Texas, Inc......................................    2.40%      10/01/22          480,674
    500,000  AEP Texas, Inc......................................    3.80%      10/01/47          471,251
    750,000  AEP Transmission Co., LLC...........................    3.10%      12/01/26          718,373
    250,000  AEP Transmission Co., LLC...........................    4.00%      12/01/46          244,720
    500,000  AEP Transmission Co., LLC...........................    3.75%      12/01/47          465,740
    250,000  Alabama Power Co....................................    2.45%      03/30/22          243,233
    250,000  Alabama Power Co....................................    3.70%      12/01/47          232,317
    250,000  American Electric Power Co., Inc....................    2.95%      12/15/22          243,612
    500,000  American Electric Power Co., Inc....................    3.20%      11/13/27          468,227
    300,000  Appalachian Power Co................................    4.40%      05/15/44          304,242
    250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26          227,789
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          224,265
    250,000  Baltimore Gas & Electric Co.........................    3.75%      08/15/47          234,799
    240,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          230,010
    250,000  CenterPoint Energy Houston Electric LLC.............    2.40%      09/01/26          228,344
    500,000  CenterPoint Energy Houston Electric LLC.............    3.00%      02/01/27          474,210
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          320,284


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   250,000  CenterPoint Energy Houston Electric LLC.............    3.95%      03/01/48    $     246,028
    500,000  Cleveland Electric Illuminating (The) Co. (c).......    3.50%      04/01/28          475,137
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          301,526
    200,000  Commonwealth Edison Co..............................    2.55%      06/15/26          183,937
    250,000  Commonwealth Edison Co..............................    2.95%      08/15/27          236,778
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          279,360
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          369,717
    500,000  Commonwealth Edison Co..............................    3.75%      08/15/47          469,518
    250,000  Commonwealth Edison Co..............................    4.00%      03/01/48          245,180
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23           96,552
    500,000  Duke Energy Carolinas LLC...........................    3.05%      03/15/23          494,443
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          432,445
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          239,482
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          301,439
    500,000  Duke Energy Corp....................................    2.40%      08/15/22          481,356
    250,000  Duke Energy Corp....................................    3.15%      08/15/27          232,503
    450,000  Duke Energy Corp....................................    3.75%      09/01/46          398,004
    500,000  Duke Energy Corp....................................    3.95%      08/15/47          458,275
    262,500  Duke Energy Florida LLC.............................    2.10%      12/15/19          261,017
    500,000  Duke Energy Florida LLC.............................    3.20%      01/15/27          481,564
    250,000  Duke Energy Florida LLC.............................    3.80%      07/15/28          251,660
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          220,194
    250,000  Duke Energy Florida LLC.............................    4.20%      07/15/48          252,545
    250,000  Duke Energy Progress LLC............................    3.70%      10/15/46          230,668
    250,000  Duke Energy Progress LLC............................    3.60%      09/15/47          228,192
    500,000  Eversource Energy...................................    2.90%      10/01/24          475,259
    575,000  Exelon Corp.........................................    5.15%      12/01/20          594,586
    200,000  Exelon Corp.........................................    2.45%      04/15/21          194,499
    500,000  Exelon Corp.........................................    3.50%      06/01/22          494,663
    250,000  Exelon Corp.........................................    4.45%      04/15/46          243,840
    211,000  FirstEnergy Corp....................................    2.85%      07/15/22          204,675
    350,000  Florida Power & Light Co............................    3.25%      06/01/24          347,496
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          212,775
    250,000  Florida Power & Light Co............................    3.95%      03/01/48          245,916
    250,000  Florida Power & Light Co............................    4.13%      06/01/48          253,345
    250,000  Indiana Michigan Power Co...........................    3.85%      05/15/28          250,944
    100,000  Indiana Michigan Power Co...........................    4.55%      03/15/46          104,017
    500,000  Indiana Michigan Power Co...........................    3.75%      07/01/47          469,682
    250,000  Kansas City Power & Light Co........................    4.20%      03/15/48          246,774
    410,000  Metropolitan Edison Co. (c).........................    3.50%      03/15/23          406,241
    500,000  Mississippi Power Co., 3 Mo. LIBOR + 0.65% (a)......    2.99%      03/27/20          500,017
    125,000  Monongahela Power Co. (c)...........................    5.40%      12/15/43          148,343
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          198,391
    250,000  PECO Energy Co......................................    3.70%      09/15/47          235,691
    100,000  Public Service Electric & Gas Co....................    1.90%      03/15/21           96,748
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          186,433
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          497,456
    250,000  Public Service Electric & Gas Co....................    3.00%      05/15/27          236,920
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          270,184
    100,000  Public Service Electric & Gas Co....................    3.80%      03/01/46           96,380
    500,000  Public Service Electric & Gas Co....................    3.60%      12/01/47          461,500
    250,000  Public Service Electric & Gas Co....................    4.05%      05/01/48          251,335


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   550,000  Southern (The) Co...................................    1.85%      07/01/19    $     544,664
    815,000  Southern (The) Co...................................    2.35%      07/01/21          790,026
    250,000  Southern (The) Co...................................    3.25%      07/01/26          235,075
    425,000  Southern (The) Co...................................    4.40%      07/01/46          416,563
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          459,758
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          124,045
    500,000  Virginia Electric & Power Co........................    2.75%      03/15/23          485,128
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          198,671
    450,000  Virginia Electric & Power Co........................    2.95%      11/15/26          422,145
    250,000  Virginia Electric & Power Co........................    3.50%      03/15/27          245,916
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          484,381
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          241,223
    250,000  Virginia Electric & Power Co........................    3.80%      09/15/47          229,010
                                                                                            -------------
                                                                                               26,480,325
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.1%
    250,000  Halliburton Co......................................    5.00%      11/15/45          267,367
    250,000  Patterson-UTI Energy, Inc. (c)......................    3.95%      02/01/28          234,290
                                                                                            -------------
                                                                                                  501,657
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.1%
    500,000  American Tower Corp.................................    3.60%      01/15/28          464,200
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.7%
    250,000  Walmart, Inc........................................    3.13%      06/23/21          251,347
  1,000,000  Walmart, Inc........................................    2.35%      12/15/22          966,855
    250,000  Walmart, Inc........................................    3.40%      06/26/23          252,030
    325,000  Walmart, Inc........................................    3.30%      04/22/24          323,813
    500,000  Walmart, Inc........................................    2.65%      12/15/24          480,121
    250,000  Walmart, Inc........................................    3.55%      06/26/25          251,812
    250,000  Walmart, Inc........................................    3.70%      06/26/28          252,413
    250,000  Walmart, Inc........................................    3.95%      06/28/38          251,131
  1,000,000  Walmart, Inc........................................    3.63%      12/15/47          933,394
    250,000  Walmart, Inc........................................    4.05%      06/29/48          252,397
    750,000  Walmart, Inc., 3 Mo. LIBOR + 0.04% (a)..............    2.38%      06/23/20          750,435
                                                                                            -------------
                                                                                                4,965,748
                                                                                            -------------
             FOOD PRODUCTS - 0.2%
    250,000  Campbell Soup Co....................................    3.95%      03/15/25          241,399
    250,000  Campbell Soup Co....................................    4.15%      03/15/28          238,517
    500,000  Tyson Foods, Inc....................................    3.55%      06/02/27          473,922
    500,000  Tyson Foods, Inc....................................    4.55%      06/02/47          480,711
                                                                                            -------------
                                                                                                1,434,549
                                                                                            -------------
             GAS UTILITIES - 0.3%
    500,000  CenterPoint Energy Resources Corp...................    3.55%      04/01/23          495,976
    500,000  CenterPoint Energy Resources Corp...................    4.00%      04/01/28          493,756
    500,000  Southern Co. Gas Capital Corp.......................    2.45%      10/01/23          470,728
    500,000  Southern Co. Gas Capital Corp.......................    3.95%      10/01/46          461,684
    500,000  Southern Co. Gas Capital Corp.......................    4.40%      05/30/47          496,660
                                                                                            -------------
                                                                                                2,418,804
                                                                                            -------------


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
$   250,000  Abbott Laboratories.................................    2.90%      11/30/21    $     246,266
    500,000  Abbott Laboratories.................................    3.40%      11/30/23          493,916
    500,000  Abbott Laboratories.................................    3.75%      11/30/26          492,339
  1,100,000  Abbott Laboratories.................................    4.90%      11/30/46        1,188,816
    550,000  Becton Dickinson and Co.............................    3.36%      06/06/24          529,022
    800,000  Becton Dickinson and Co.............................    3.70%      06/06/27          758,698
    600,000  Becton Dickinson and Co.............................    4.67%      06/06/47          582,113
    300,000  Medtronic, Inc......................................    2.50%      03/15/20          297,992
    750,000  Medtronic, Inc......................................    3.15%      03/15/22          744,379
    600,000  Medtronic, Inc......................................    3.50%      03/15/25          594,237
  1,150,000  Medtronic, Inc......................................    4.63%      03/15/45        1,221,909
                                                                                            -------------
                                                                                                7,149,687
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.6%
    250,000  Anthem, Inc.........................................    4.10%      03/01/28          245,041
    250,000  Anthem, Inc.........................................    4.55%      03/01/48          239,097
    750,000  CVS Health Corp.....................................    3.13%      03/09/20          749,336
    600,000  CVS Health Corp.....................................    2.13%      06/01/21          577,177
    500,000  CVS Health Corp.....................................    3.70%      03/09/23          497,995
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          703,728
    500,000  CVS Health Corp.....................................    4.10%      03/25/25          498,075
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          172,733
    150,000  CVS Health Corp.....................................    2.88%      06/01/26          136,777
    500,000  CVS Health Corp.....................................    4.30%      03/25/28          494,175
    350,000  CVS Health Corp.....................................    4.78%      03/25/38          345,338
    200,000  CVS Health Corp.....................................    5.05%      03/25/48          204,321
    750,000  CVS Health Corp., 3 Mo. LIBOR + 0.72% (a)...........    3.05%      03/09/21          754,072
    500,000  UnitedHealth Group, Inc.............................    1.95%      10/15/20          487,969
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          285,516
    100,000  UnitedHealth Group, Inc.............................    2.13%      03/15/21           97,488
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          544,790
    500,000  UnitedHealth Group, Inc.............................    2.38%      10/15/22          481,043
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          100,109
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          238,827
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          486,690
    500,000  UnitedHealth Group, Inc.............................    3.38%      04/15/27          485,184
    500,000  UnitedHealth Group, Inc.............................    2.95%      10/15/27          467,129
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          198,810
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          613,630
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          491,047
    500,000  UnitedHealth Group, Inc.............................    4.25%      04/15/47          498,985
    250,000  UnitedHealth Group, Inc.............................    3.75%      10/15/47          230,770
                                                                                            -------------
                                                                                               11,325,852
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.0%
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          105,389
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.1%
    250,000  DR Horton, Inc......................................    4.38%      09/15/22          255,717
    350,000  Newell Brands, Inc..................................    4.20%      04/01/26          338,450
                                                                                            -------------
                                                                                                  594,167
                                                                                            -------------


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HOUSEHOLD PRODUCTS - 0.2%
$   250,000  Procter & Gamble (The) Co...........................    1.70%      11/03/21    $     240,677
    500,000  Procter & Gamble (The) Co...........................    2.15%      08/11/22          482,887
    100,000  Procter & Gamble (The) Co...........................    2.70%      02/02/26           95,054
    250,000  Procter & Gamble (The) Co...........................    2.45%      11/03/26          231,353
    500,000  Procter & Gamble (The) Co...........................    2.85%      08/11/27          474,700
    250,000  Procter & Gamble (The) Co...........................    3.50%      10/25/47          229,827
                                                                                            -------------
                                                                                                1,754,498
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
    525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19          521,040
    500,000  NextEra Energy Capital Holdings, Inc................    2.80%      01/15/23          483,854
    500,000  NextEra Energy Capital Holdings, Inc................    3.55%      05/01/27          481,512
    250,000  Southern Power Co...................................    4.95%      12/15/46          252,352
                                                                                            -------------
                                                                                                1,738,758
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.3%
    250,000  3M Co...............................................    3.13%      09/19/46          215,923
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    2.77%      12/15/22          485,351
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    3.34%      12/15/27          465,821
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    4.08%      12/15/47          447,923
    129,000  General Electric Co.................................    6.75%      03/15/32          157,868
    425,000  General Electric Co.................................    4.50%      03/11/44          417,616
                                                                                            -------------
                                                                                                2,190,502
                                                                                            -------------
             INSURANCE - 1.0%
    300,000  AIG Global Funding (c)..............................    2.15%      07/02/20          294,089
    400,000  American International Group, Inc...................    3.38%      08/15/20          400,914
    200,000  American International Group, Inc...................    4.13%      02/15/24          201,171
    100,000  American International Group, Inc...................    3.90%      04/01/26           96,938
    300,000  American International Group, Inc...................    6.25%      05/01/36          342,921
    490,000  Chubb INA Holdings, Inc.............................    2.30%      11/03/20          481,443
    200,000  Chubb INA Holdings, Inc.............................    2.88%      11/03/22          196,626
    350,000  Chubb INA Holdings, Inc.............................    3.35%      05/03/26          339,696
    600,000  Chubb INA Holdings, Inc.............................    4.35%      11/03/45          615,534
    250,000  Lincoln National Corp...............................    3.80%      03/01/28          239,358
    250,000  Lincoln National Corp...............................    4.35%      03/01/48          231,660
    250,000  Marsh & McLennan Cos., Inc..........................    4.20%      03/01/48          242,847
    100,000  MetLife, Inc........................................    3.00%      03/01/25           94,991
    150,000  MetLife, Inc........................................    3.60%      11/13/25          148,064
    300,000  MetLife, Inc........................................    4.88%      11/13/43          317,320
    170,000  MetLife, Inc........................................    4.60%      05/13/46          172,673
    500,000  Metropolitan Life Global Funding I (c)..............    2.65%      04/08/22          486,833
    250,000  Metropolitan Life Global Funding I (c)..............    3.00%      09/19/27          234,855
  1,000,000  Metropolitan Life Global Funding I, 3 Mo. LIBOR
                + 0.23% (a) (c)..................................    2.56%      01/08/21          999,409
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          278,820
    500,000  Travelers (The) Cos., Inc...........................    4.00%      05/30/47          477,393
    250,000  Travelers (The) Cos., Inc...........................    4.05%      03/07/48          242,882
                                                                                            -------------
                                                                                                7,136,437
                                                                                            -------------


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             IT SERVICES - 0.8%
$   250,000  IBM Credit LLC......................................    1.63%      09/06/19    $     246,884
    250,000  IBM Credit LLC......................................    1.80%      01/20/21          242,342
    250,000  IBM Credit LLC......................................    2.65%      02/05/21          247,723
    250,000  IBM Credit LLC......................................    2.20%      09/08/22          239,325
    250,000  IBM Credit LLC, 3 Mo. LIBOR + 0.16% (a).............    2.52%      02/05/21          250,446
    500,000  International Business Machines Corp................    1.63%      05/15/20          488,661
    100,000  International Business Machines Corp................    3.63%      02/12/24          101,027
    600,000  Visa, Inc...........................................    2.20%      12/14/20          590,464
    500,000  Visa, Inc...........................................    2.15%      09/15/22          479,546
    950,000  Visa, Inc...........................................    2.80%      12/14/22          933,120
    550,000  Visa, Inc...........................................    3.15%      12/14/25          532,582
    250,000  Visa, Inc...........................................    2.75%      09/15/27          232,601
    303,000  Visa, Inc...........................................    4.15%      12/14/35          314,537
    450,000  Visa, Inc...........................................    4.30%      12/14/45          468,722
    500,000  Visa, Inc...........................................    3.65%      09/15/47          468,485
                                                                                            -------------
                                                                                                5,836,465
                                                                                            -------------
             MACHINERY - 0.1%
    490,000  Parker-Hannifin Corp................................    3.25%      03/01/27          473,633
    245,000  Parker-Hannifin Corp................................    4.10%      03/01/47          242,187
                                                                                            -------------
                                                                                                  715,820
                                                                                            -------------
             MEDIA - 0.9%
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25          616,914
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.20%      03/15/28          234,502
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      04/01/38          236,862
    750,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          793,100
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      05/01/47          227,814
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.75%      04/01/48          242,875
    250,000  Comcast Corp........................................    3.55%      05/01/28          239,048
    100,000  Comcast Corp........................................    4.60%      08/15/45           96,571
    250,000  Comcast Corp........................................    3.40%      07/15/46          203,239
    500,000  Comcast Corp........................................    4.00%      08/15/47          444,934
    250,000  Comcast Corp........................................    4.00%      03/01/48          220,797
    250,000  Cox Communications, Inc. (c)........................    3.50%      08/15/27          233,011
    250,000  Discovery Communications LLC........................    2.95%      03/20/23          239,342
    250,000  Discovery Communications LLC........................    3.95%      03/20/28          237,224
    250,000  Discovery Communications LLC........................    5.00%      09/20/37          241,443
    275,000  Discovery Communications LLC........................    5.20%      09/20/47          267,719
    150,000  Walt Disney (The) Co................................    3.00%      02/13/26          142,899
    350,000  Walt Disney (The) Co................................    1.85%      07/30/26          305,946
    500,000  Walt Disney (The) Co................................    2.95%      06/15/27          474,350
    475,000  Walt Disney (The) Co................................    4.13%      06/01/44          459,417
    100,000  Warner Media LLC....................................    2.95%      07/15/26           90,054
    200,000  Warner Media LLC....................................    6.50%      11/15/36          225,219
     50,000  Warner Media LLC....................................    4.85%      07/15/45           45,710
                                                                                            -------------
                                                                                                6,518,990
                                                                                            -------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             METALS & MINING - 0.1%
$   500,000  Glencore Funding LLC (c)............................    3.00%      10/27/22    $     480,062
    500,000  Glencore Funding LLC (c)............................    3.88%      10/27/27          465,788
                                                                                            -------------
                                                                                                  945,850
                                                                                            -------------
             MULTI-UTILITIES - 1.0%
    200,000  Consolidated Edison Co. of New York, Inc............    3.80%      05/15/28          200,822
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          343,561
     95,000  Consolidated Edison Co. of New York, Inc............    4.50%      12/01/45           98,538
    185,000  Consolidated Edison Co. of New York, Inc............    3.85%      06/15/46          173,837
    500,000  Consolidated Edison Co. of New York, Inc............    3.88%      06/15/47          470,606
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          244,669
    250,000  Consolidated Edison, Inc............................    2.00%      03/15/20          245,504
    100,000  Consolidated Edison, Inc............................    2.00%      05/15/21           96,562
    250,000  Dominion Energy, Inc................................    1.60%      08/15/19          246,210
  1,000,000  Dominion Energy, Inc................................    2.58%      07/01/20          985,808
    250,000  Dominion Energy, Inc................................    2.75%      01/15/22          242,651
    495,000  Dominion Energy, Inc................................    4.70%      12/01/44          500,248
    330,000  NiSource, Inc.......................................    2.65%      11/17/22          319,302
    500,000  NiSource, Inc. (c)..................................    3.65%      06/15/23          500,050
    500,000  NiSource, Inc.......................................    3.49%      05/15/27          479,004
    750,000  NiSource, Inc.......................................    4.38%      05/15/47          731,361
    500,000  NiSource, Inc.......................................    3.95%      03/30/48          464,336
    250,000  Public Service Enterprise Group, Inc................    1.60%      11/15/19          244,589
    250,000  Public Service Enterprise Group, Inc................    2.00%      11/15/21          237,948
    500,000  Public Service Enterprise Group, Inc................    2.65%      11/15/22          481,835
    250,000  Sempra Energy.......................................    4.00%      02/01/48          225,623
                                                                                            -------------
                                                                                                7,533,064
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 3.6%
    150,000  Anadarko Petroleum Corp.............................    5.55%      03/15/26          161,004
    450,000  Andeavor............................................    3.80%      04/01/28          425,862
    250,000  Andeavor Logistics L.P./Tesoro Logistics Finance
                Corp.............................................    4.25%      12/01/27          239,932
    250,000  Boardwalk Pipelines L.P.............................    5.95%      06/01/26          268,513
    750,000  Boardwalk Pipelines L.P.............................    4.45%      07/15/27          729,600
    750,000  Chevron Corp........................................    2.10%      05/16/21          732,753
    550,000  Chevron Corp........................................    2.57%      05/16/23          530,426
    500,000  Chevron Corp........................................    2.90%      03/03/24          486,739
    150,000  Chevron Corp........................................    3.33%      11/17/25          148,563
  1,360,000  Chevron Corp........................................    2.95%      05/16/26        1,306,123
    250,000  Chevron Corp., 3 Mo. LIBOR + 0.21% (a)..............    2.53%      03/03/20          250,645
    182,000  Chevron Corp., 3 Mo. LIBOR + 0.53% (a)..............    2.85%      03/03/22          184,058
    225,000  ConocoPhillips......................................    6.50%      02/01/39          288,246
    250,000  ConocoPhillips Co...................................    5.95%      03/15/46          312,219
    325,000  Devon Energy Corp...................................    3.25%      05/15/22          319,768
    250,000  Enable Midstream Partners L.P.......................    4.95%      05/15/28          243,502
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          193,129
    400,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45          510,613
    400,000  Energy Transfer Partners L.P........................    3.60%      02/01/23          391,196
    150,000  Energy Transfer Partners L.P........................    4.20%      09/15/23          150,100
    250,000  Energy Transfer Partners L.P........................    4.20%      04/15/27          236,001
    250,000  Energy Transfer Partners L.P........................    4.95%      06/15/28          249,709
    250,000  Energy Transfer Partners L.P........................    5.80%      06/15/38          248,159
    175,000  Energy Transfer Partners L.P........................    6.50%      02/01/42          180,847


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   250,000  Energy Transfer Partners L.P........................    5.30%      04/15/47    $     229,995
    250,000  Energy Transfer Partners L.P........................    6.00%      06/15/48          250,839
    500,000  Exxon Mobil Corp....................................    2.22%      03/01/21          490,986
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          144,196
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          194,733
    825,000  Exxon Mobil Corp....................................    4.11%      03/01/46          841,786
    220,000  Kinder Morgan Energy Partners L.P...................    3.50%      03/01/21          219,531
    100,000  Kinder Morgan Energy Partners L.P...................    4.15%      02/01/24           99,643
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          200,012
    800,000  Kinder Morgan, Inc..................................    3.05%      12/01/19          797,800
    500,000  Kinder Morgan, Inc..................................    3.15%      01/15/23          483,264
    715,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          714,285
    500,000  Kinder Morgan, Inc..................................    4.30%      03/01/28          486,693
    300,000  Kinder Morgan, Inc..................................    5.55%      06/01/45          303,036
    650,000  Kinder Morgan, Inc..................................    5.05%      02/15/46          605,352
    500,000  Kinder Morgan, Inc..................................    5.20%      03/01/48          485,203
    250,000  Marathon Oil Corp...................................    3.85%      06/01/25          246,312
    500,000  Marathon Oil Corp...................................    4.40%      07/15/27          502,676
    259,000  Marathon Oil Corp...................................    5.20%      06/01/45          274,926
    250,000  MPLX L.P............................................    3.38%      03/15/23          244,750
    600,000  MPLX L.P............................................    4.13%      03/01/27          573,368
    500,000  MPLX L.P............................................    4.00%      03/15/28          476,479
    705,000  MPLX L.P............................................    5.20%      03/01/47          703,099
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          394,962
    250,000  ONEOK, Inc..........................................    4.55%      07/15/28          252,692
    250,000  ONEOK, Inc..........................................    5.20%      07/15/48          253,310
    250,000  Phillips 66.........................................    4.88%      11/15/44          259,207
    300,000  Plains All American Pipeline L.P./PAA Finance Corp..    4.65%      10/15/25          299,417
    500,000  Sabine Pass Liquefaction LLC........................    5.00%      03/15/27          508,433
    250,000  Sabine Pass Liquefaction LLC........................    4.20%      03/15/28          242,503
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          328,175
    500,000  Sunoco Logistics Partners Operations L.P............    4.00%      10/01/27          468,239
    500,000  Sunoco Logistics Partners Operations L.P............    5.40%      10/01/47          461,361
    500,000  TC PipeLines L.P....................................    3.90%      05/25/27          470,982
    250,000  Texas Eastern Transmission L.P. (c).................    3.50%      01/15/28          235,869
    250,000  Texas Eastern Transmission L.P. (c).................    4.15%      01/15/48          224,988
    250,000  Transcontinental Gas Pipe Line Co., LLC (c).........    4.00%      03/15/28          243,447
    500,000  Transcontinental Gas Pipe Line Co., LLC (c).........    4.60%      03/15/48          482,801
    500,000  Valero Energy Corp..................................    4.35%      06/01/28          498,781
    250,000  Western Gas Partners L.P............................    5.30%      03/01/48          230,547
    300,000  Williams Partners L.P...............................    3.60%      03/15/22          298,790
    250,000  Williams Partners L.P...............................    3.90%      01/15/25          244,228
     95,000  Williams Partners L.P...............................    4.00%      09/15/25           92,995
    250,000  Williams Partners L.P...............................    3.75%      06/15/27          236,498
    625,000  Williams Partners L.P...............................    4.90%      01/15/45          599,229
    270,000  Williams Partners L.P...............................    5.10%      09/15/45          267,665
    500,000  Williams Partners L.P...............................    4.85%      03/01/48          478,185
                                                                                            -------------
                                                                                               26,429,975
                                                                                            -------------
             PHARMACEUTICALS - 0.4%
    250,000  Bayer US Finance II LLC (c).........................    3.50%      06/25/21          250,668
    250,000  Bayer US Finance II LLC (c).........................    3.88%      12/15/23          250,315


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             PHARMACEUTICALS (CONTINUED)
$   250,000  Bayer US Finance II LLC (c).........................    4.25%      12/15/25    $     251,729
    250,000  Bayer US Finance II LLC (c).........................    4.38%      12/15/28          250,997
    250,000  Bayer US Finance II LLC (c).........................    4.63%      06/25/38          248,644
    250,000  Bayer US Finance II LLC (c).........................    4.88%      06/25/48          251,698
    250,000  Bayer US Finance II LLC,
                3 Mo. LIBOR + 1.01% (a) (c)......................    3.35%      12/15/23          250,173
    250,000  Johnson & Johnson...................................    3.63%      03/03/37          244,792
    250,000  Johnson & Johnson...................................    3.75%      03/03/47          244,107
    300,000  Merck & Co., Inc....................................    2.75%      02/10/25          287,055
    250,000  Mylan, Inc. (c).....................................    4.55%      04/15/28          244,790
    250,000  Mylan, Inc. (c).....................................    5.20%      04/15/48          241,277
                                                                                            -------------
                                                                                                3,016,245
                                                                                            -------------
             ROAD & RAIL - 0.5%
    250,000  CSX Corp............................................    3.80%      11/01/46          222,435
    200,000  CSX Corp............................................    4.50%      08/01/54          190,483
    250,000  CSX Corp............................................    4.25%      11/01/66          217,155
    250,000  Kansas City Southern................................    4.70%      05/01/48          243,156
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          233,668
    500,000  Norfolk Southern Corp...............................    4.15%      02/28/48          482,985
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          241,624
    500,000  Ryder System, Inc...................................    2.80%      03/01/22          487,766
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          303,966
    250,000  Union Pacific Corp..................................    3.00%      04/15/27          236,928
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          176,723
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          213,922
    250,000  Union Pacific Corp..................................    4.10%      09/15/67          220,413
                                                                                            -------------
                                                                                                3,471,224
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
    100,000  Intel Corp..........................................    1.70%      05/19/21           96,601
    250,000  Intel Corp..........................................    2.35%      05/11/22          243,191
    100,000  Intel Corp..........................................    3.10%      07/29/22           99,979
    375,000  Intel Corp..........................................    2.70%      12/15/22          367,476
    500,000  Intel Corp..........................................    2.88%      05/11/24          484,627
    100,000  Intel Corp..........................................    2.60%      05/19/26           93,343
    250,000  Intel Corp..........................................    3.15%      05/11/27          242,432
    300,000  Intel Corp..........................................    4.10%      05/19/46          302,212
    500,000  Intel Corp..........................................    4.10%      05/11/47          499,828
    163,000  Intel Corp..........................................    3.73%      12/08/47          153,970
    250,000  Intel Corp., 3 Mo. LIBOR + 0.08% (a)................    2.44%      05/11/20          250,290
    250,000  Intel Corp., 3 Mo. LIBOR + 0.35% (a)................    2.71%      05/11/22          251,690
                                                                                            -------------
                                                                                                3,085,639
                                                                                            -------------
             SOFTWARE - 0.9%
    250,000  Microsoft Corp......................................    1.85%      02/06/20          246,863
    150,000  Microsoft Corp......................................    2.00%      11/03/20          147,685
    250,000  Microsoft Corp......................................    1.55%      08/08/21          239,834
    800,000  Microsoft Corp......................................    2.40%      02/06/22          783,438
    150,000  Microsoft Corp......................................    3.63%      12/15/23          153,269
    250,000  Microsoft Corp......................................    2.88%      02/06/24          244,938
    200,000  Microsoft Corp......................................    3.13%      11/03/25          196,672
    100,000  Microsoft Corp......................................    2.40%      08/08/26           92,605
    500,000  Microsoft Corp......................................    3.30%      02/06/27          492,888


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE (CONTINUED)
$   100,000  Microsoft Corp......................................    3.45%      08/08/36    $      95,928
    250,000  Microsoft Corp......................................    4.10%      02/06/37          260,971
    275,000  Microsoft Corp......................................    4.45%      11/03/45          296,781
    350,000  Microsoft Corp......................................    3.70%      08/08/46          341,251
    950,000  Microsoft Corp......................................    4.25%      02/06/47        1,010,248
    200,000  Oracle Corp.........................................    1.90%      09/15/21          190,571
    100,000  Oracle Corp.........................................    2.50%      05/15/22           97,425
    500,000  Oracle Corp.........................................    2.40%      09/15/23          471,994
    250,000  Oracle Corp.........................................    3.40%      07/08/24          247,886
    350,000  Oracle Corp.........................................    2.65%      07/15/26          323,126
    400,000  Oracle Corp.........................................    5.38%      07/15/40          452,135
    350,000  Oracle Corp.........................................    4.00%      07/15/46          331,067
                                                                                            -------------
                                                                                                6,717,575
                                                                                            -------------
             SPECIALTY RETAIL - 0.6%
    500,000  Home Depot (The), Inc...............................    2.00%      04/01/21          488,092
    770,000  Home Depot (The), Inc...............................    4.40%      04/01/21          797,936
    100,000  Home Depot (The), Inc...............................    3.35%      09/15/25           98,524
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          526,072
    250,000  Home Depot (The), Inc...............................    2.13%      09/15/26          223,227
  1,000,000  Home Depot (The), Inc...............................    2.80%      09/14/27          929,867
    100,000  Home Depot (The), Inc...............................    4.40%      03/15/45          102,485
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          504,220
    500,000  Home Depot (The), Inc...............................    3.90%      06/15/47          480,151
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          215,396
                                                                                            -------------
                                                                                                4,365,970
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
    450,000  Apple, Inc..........................................    2.85%      05/06/21          449,104
    250,000  Apple, Inc..........................................    1.55%      08/04/21          239,696
    250,000  Apple, Inc..........................................    2.10%      09/12/22          240,363
    250,000  Apple, Inc..........................................    2.40%      01/13/23          241,360
    375,000  Apple, Inc..........................................    2.40%      05/03/23          361,529
    250,000  Apple, Inc..........................................    3.00%      02/09/24          245,046
    500,000  Apple, Inc..........................................    2.85%      05/11/24          484,469
    500,000  Apple, Inc..........................................    2.75%      01/13/25          478,969
    100,000  Apple, Inc..........................................    2.45%      08/04/26           91,884
    250,000  Apple, Inc..........................................    3.35%      02/09/27          244,395
    500,000  Apple, Inc..........................................    3.20%      05/11/27          482,788
    250,000  Apple, Inc..........................................    2.90%      09/12/27          234,965
    500,000  Apple, Inc..........................................    3.00%      11/13/27          475,692
    100,000  Apple, Inc..........................................    4.45%      05/06/44          104,772
    100,000  Apple, Inc..........................................    4.65%      02/23/46          107,986
    600,000  Apple, Inc..........................................    4.25%      02/09/47          610,048
    250,000  Apple, Inc..........................................    3.75%      09/12/47          234,911
    250,000  Apple, Inc..........................................    3.75%      11/13/47          235,408
    250,000  Apple, Inc., 3 Mo. LIBOR + 0.20% (a)................    2.56%      02/07/20          250,746
    110,000  Apple, Inc., 3 Mo. LIBOR + 0.50% (a)................    2.87%      02/09/22          111,389
    500,000  Hewlett Packard Enterprise Co. (c)..................    2.10%      10/04/19          493,857
    100,000  Hewlett Packard Enterprise Co.......................    3.60%      10/15/20          100,528
                                                                                            -------------
                                                                                                6,519,905
                                                                                            -------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             TOBACCO - 0.1%
$   250,000  BAT Capital Corp. (c)...............................    3.22%      08/15/24    $     237,132
    250,000  BAT Capital Corp. (c)...............................    3.56%      08/15/27          233,045
    250,000  BAT Capital Corp. (c)...............................    4.39%      08/15/37          235,276
    250,000  BAT Capital Corp. (c)...............................    4.54%      08/15/47          234,355
                                                                                            -------------
                                                                                                  939,808
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
    250,000  Air Lease Corp......................................    2.75%      01/15/23          238,383
    250,000  Air Lease Corp......................................    3.25%      03/01/25          232,295
                                                                                            -------------
                                                                                                  470,678
                                                                                            -------------
             WATER UTILITIES - 0.0%
    250,000  American Water Capital Corp.........................    3.75%      09/01/47          231,413
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    291,960,854
             (Cost $301,480,854)                                                            -------------

             FOREIGN CORPORATE BONDS AND NOTES - 1.9%

             BANKS - 0.8%
    250,000  Barclays PLC, 3 Mo. LIBOR + 1.38% (a)...............    3.71%      05/16/24          248,133
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          460,138
    200,000  HSBC Holdings PLC (b)...............................    3.26%      03/13/23          196,006
    500,000  HSBC Holdings PLC (b)...............................    3.95%      05/18/24          498,538
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          611,760
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          344,645
    200,000  HSBC Holdings PLC (b)...............................    4.04%      03/13/28          194,370
    500,000  HSBC Holdings PLC (b)...............................    4.58%      06/19/29          505,619
    238,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.60% (a)..........    2.93%      05/18/21          238,412
    500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.00% (a)..........    3.33%      05/18/24          498,898
    700,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.66% (a)..........    3.99%      05/25/21          722,299
    500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (a)..........    4.56%      03/08/21          523,055
    250,000  Mizuho Financial Group, Inc.,
                3 Mo. LIBOR + 0.79% (a)..........................    3.11%      03/05/23          250,136
    250,000  Royal Bank of Scotland Group PLC (b)................    3.50%      05/15/23          242,393
                                                                                            -------------
                                                                                                5,534,402
                                                                                            -------------
             CAPITAL MARKETS - 0.2%
    500,000  Credit Suisse Group AG (c)..........................    3.57%      01/09/23          490,271
    500,000  Credit Suisse Group AG (b) (c)......................    3.87%      01/12/29          471,084
    250,000  UBS Group Funding Switzerland AG, 3 Mo. LIBOR
                + 1.22% (a) (c)..................................    3.55%      05/23/23          253,150
                                                                                            -------------
                                                                                                1,214,505
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.1%
    444,000  GE Capital International Funding Co. Unlimited Co...    4.42%      11/15/35          430,909
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          242,725
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          232,977
                                                                                            -------------
                                                                                                  906,611
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
    250,000  TELUS Corp..........................................    4.60%      11/16/48          245,421
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
    250,000  Medtronic Global Holdings SCA.......................    3.35%      04/01/27          243,840
                                                                                            -------------


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             METALS & MINING - 0.2%
$   250,000  Anglo American Capital PLC (c)......................    3.63%      09/11/24    $     236,961
    250,000  Anglo American Capital PLC (c)......................    4.00%      09/11/27          233,107
    250,000  Anglo American Capital PLC (c)......................    4.50%      03/15/28          241,760
    330,000  BHP Billiton Finance USA, Ltd.......................    5.00%      09/30/43          371,093
    350,000  Vale Overseas, Ltd..................................    6.25%      08/10/26          379,925
                                                                                            -------------
                                                                                                1,462,846
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.4%
    100,000  BP Capital Markets PLC..............................    3.12%      05/04/26           95,656
    500,000  Canadian Natural Resources, Ltd.....................    2.95%      01/15/23          482,908
    100,000  Canadian Natural Resources, Ltd.....................    3.80%      04/15/24           99,240
    500,000  Canadian Natural Resources, Ltd.....................    3.85%      06/01/27          488,740
    500,000  Canadian Natural Resources, Ltd.....................    4.95%      06/01/47          518,051
    100,000  Cenovus Energy, Inc.................................    5.40%      06/15/47           98,253
    250,000  Enbridge, Inc.......................................    2.90%      07/15/22          243,049
    250,000  Enbridge, Inc.......................................    4.25%      12/01/26          248,167
    250,000  Enbridge, Inc.......................................    3.70%      07/15/27          237,350
    250,000  Enbridge, Inc.......................................    5.50%      12/01/46          267,860
    200,000  Petroleos Mexicanos.................................    5.38%      03/13/22          205,600
    240,000  TransCanada PipeLines, Ltd..........................    4.25%      05/15/28          241,226
                                                                                            -------------
                                                                                                3,226,100
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
    250,000  AerCap Ireland Capital DAC/AerCap Global Aviation
                Trust............................................    3.50%      01/15/25          234,859
    250,000  AerCap Ireland Capital DAC/AerCap Global Aviation
                Trust............................................    3.88%      01/23/28          230,723
                                                                                            -------------
                                                                                                  465,582
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    250,000  Vodafone Group PLC..................................    3.75%      01/16/24          248,171
    250,000  Vodafone Group PLC..................................    4.13%      05/30/25          249,420
    250,000  Vodafone Group PLC..................................    4.38%      05/30/28          247,520
     25,000  Vodafone Group PLC, 3 Mo. LIBOR + 0.99% (a).........    3.29%      01/16/24           24,903
                                                                                            -------------
                                                                                                  770,014
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................     14,069,321
             (Cost $14,259,401)                                                             -------------

U.S. GOVERNMENT BONDS AND NOTES - 0.5%

    942,000  U.S. Treasury Bond..................................    3.00%      02/15/48          945,367
    400,000  U.S. Treasury Note (d)..............................    1.38%      09/30/19          394,844
    550,000  U.S. Treasury Note..................................    2.50%      05/31/20          549,796
    275,000  U.S. Treasury Note..................................    2.63%      05/15/21          275,048
    275,000  U.S. Treasury Note..................................    2.63%      06/15/21          275,059
    765,000  U.S. Treasury Note..................................    2.75%      05/31/23          766,046
    200,000  U.S. Treasury Note..................................    2.88%      05/15/28          200,426
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      3,406,586
             (Cost $3,390,929)                                                              -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

                                                                  ANNUALIZED
 PRINCIPAL                                                       YIELD ON DATE   STATED
   VALUE                         DESCRIPTION                      OF PURCHASE   MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 0.2%

             ELECTRIC UTILITIES - 0.0%
$   275,000  Commonwealth Edison Co..............................    2.20%      07/02/18    $     274,949
                                                                                            -------------
             MULTI-UTILITIES - 0.2%
  1,300,000  Consolidated Edison, Inc............................    2.15%      07/02/18        1,299,765
                                                                                            -------------
             TOTAL COMMERCIAL PAPER.......................................................      1,574,714
             (Cost $1,574,906)                                                              -------------

             TOTAL INVESTMENTS - 99.0%....................................................    721,451,575
             (Cost $681,203,099) (e)

             NET OTHER ASSETS AND LIABILITIES - 1.0%......................................      7,472,965
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 728,924,540
                                                                                            =============


FUTURES CONTRACTS (see Note 2E - Futures Contracts in the Notes to Financial Statements):


                                                                                                             UNREALIZED
                                                                                                            APPRECIATION
                                                           NUMBER OF       EXPIRATION       NOTIONAL       (DEPRECIATION)/
FUTURES CONTRACTS                           POSITION       CONTRACTS          DATE            VALUE             VALUE
---------------------------------------   ------------    ------------    ------------    -------------    ---------------
U.S. Treasury 10-Year Notes                  Short             15           Sep 2018      $  (1,802,812)   $        10,899
U.S. Treasury 5-Year Notes                   Short             30           Sep 2018         (3,408,516)            21,805
U.S. Treasury CME Ultra Long Term Bonds      Short              4           Sep 2018           (638,250)             1,656
U.S. Treasury Ultra 10-Year Notes            Short             99           Sep 2018        (12,695,204)            64,234
                                                                                          -------------    ---------------
        Total Futures Contracts                                                           $ (18,544,782)   $        98,594
                                                                                          =============    ===============

-----------------------------

(a)   Floating or variable rate security.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2018, securities noted as such amounted to $14,724,902 or 2.0% of net assets.

(d) All or a portion of this security is segregated as collateral for open futures contracts.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $59,962,134 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,615,064. The net unrealized appreciation was $40,347,070. The amounts presented are inclusive of derivative contracts.

LIBOR London Interbank Offered Rate


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2018          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $410,440,100     $410,440,100     $         --     $         --
Corporate Bonds and Notes*........................    291,960,854               --      291,960,854               --
Foreign Corporate Bonds and Notes*................     14,069,321               --       14,069,321               --
U.S. Government Bonds and Notes...................      3,406,586               --        3,406,586               --
Commercial Paper*.................................      1,574,714               --        1,574,714               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................    721,451,575      410,440,100      311,011,475               --
Futures**.........................................         98,594           98,594               --               --
                                                     ------------     ------------     ------------     ------------
Total.............................................   $721,550,169     $410,538,694     $311,011,475     $         --
                                                     ============     ============     ============     ============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation (depreciation) on futures contracts as reported in the Futures Contracts table. The current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 37

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 36.6%

             CAPITAL MARKETS -- 36.6%
     15,470  First Trust Institutional Preferred Securities and Income ETF (a)............  $     293,930
     46,740  First Trust Preferred Securities and Income ETF (a)..........................        890,864
     58,180  First Trust Senior Loan Fund (a).............................................      2,779,259
     33,260  First Trust Tactical High Yield ETF (a)......................................      1,566,213
        235  iShares 20+ Year Treasury Bond ETF...........................................         28,604
      1,100  iShares 3-7 Year Treasury Bond ETF...........................................        132,000
        430  iShares 7-10 Year Treasury Bond ETF..........................................         44,079
      6,212  iShares Floating Rate Bond ETF...............................................        316,812
     12,878  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,475,433
      1,400  iShares MBS ETF..............................................................        145,852
          1  Vanguard Mortgage-Backed Securities ETF......................................             52
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      7,673,098
             (Cost $7,840,740)                                                              -------------

COMMON STOCKS -- 22.3%

             AEROSPACE & DEFENSE -- 0.6%
        305  General Dynamics Corp........................................................         56,855
        343  Raytheon Co..................................................................         66,261
                                                                                            -------------
                                                                                                  123,116
                                                                                            -------------
             BANKS -- 1.6%
      1,004  JPMorgan Chase & Co..........................................................        104,617
        429  M&T Bank Corp................................................................         72,994
      1,350  U.S. Bancorp.................................................................         67,527
      1,419  Webster Financial Corp.......................................................         90,390
                                                                                            -------------
                                                                                                  335,528
                                                                                            -------------
             BEVERAGES -- 0.4%
        518  Diageo PLC, ADR..............................................................         74,597
                                                                                            -------------
             BIOTECHNOLOGY -- 0.3%
        633  AbbVie, Inc..................................................................         58,647
                                                                                            -------------
             CAPITAL MARKETS -- 0.4%
        151  BlackRock, Inc...............................................................         75,355
                                                                                            -------------
             CHEMICALS -- 0.8%
        393  Ecolab, Inc..................................................................         55,150
        375  International Flavors & Fragrances, Inc......................................         46,485
        540  LyondellBasell Industries N.V., Class A......................................         59,319
                                                                                            -------------
                                                                                                  160,954
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
      2,078  Cisco Systems, Inc...........................................................         89,416
                                                                                            -------------
             CONSUMER FINANCE -- 0.4%
        834  Capital One Financial Corp...................................................         76,645
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
      1,246  Verizon Communications, Inc..................................................         62,686
                                                                                            -------------
             ELECTRIC UTILITIES -- 2.1%
        580  Alliant Energy Corp..........................................................         24,546
        493  American Electric Power Co., Inc.............................................         34,140
        304  Duke Energy Corp.............................................................         24,040
        957  Emera, Inc. (CAD)............................................................         31,156


Page 38                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        255  Eversource Energy............................................................  $      14,946
        953  Exelon Corp..................................................................         40,598
      1,121  Fortis, Inc. (CAD)...........................................................         35,830
        932  Hydro One Ltd. (CAD) (b).....................................................         14,207
        409  NextEra Energy, Inc..........................................................         68,315
      2,617  OGE Energy Corp..............................................................         92,145
        532  PPL Corp.....................................................................         15,189
        749  Southern (The) Co............................................................         34,686
                                                                                            -------------
                                                                                                  429,798
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
        819  Eaton Corp. PLC..............................................................         61,212
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
        749  TE Connectivity Ltd..........................................................         67,455
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.7%
      1,223  Sysco Corp...................................................................         83,519
        848  Walmart, Inc.................................................................         72,631
                                                                                            -------------
                                                                                                  156,150
                                                                                            -------------
             GAS UTILITIES -- 0.3%
        179  Atmos Energy Corp............................................................         16,135
        376  New Jersey Resources Corp....................................................         16,826
        666  UGI Corp.....................................................................         34,679
                                                                                            -------------
                                                                                                   67,640
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
      1,341  Abbott Laboratories..........................................................         81,788
        876  STERIS PLC...................................................................         91,989
                                                                                            -------------
                                                                                                  173,777
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.7%
        449  Aetna, Inc...................................................................         82,391
        912  CVS Health Corp..............................................................         58,687
                                                                                            -------------
                                                                                                  141,078
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.7%
      1,260  Carnival Corp................................................................         72,211
        458  McDonald's Corp..............................................................         71,764
                                                                                            -------------
                                                                                                  143,975
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.7%
        451  Honeywell International, Inc.................................................         64,967
      1,146  Siemens AG, ADR..............................................................         75,504
                                                                                            -------------
                                                                                                  140,471
                                                                                            -------------
             INSURANCE -- 0.3%
      1,759  Fidelity National Financial, Inc.............................................         66,174
                                                                                            -------------
             INTERNET & DIRECT MARKETING RETAIL -- 0.3%
        606  Expedia Group, Inc...........................................................         72,835
                                                                                            -------------
             IT SERVICES -- 0.9%
        664  Accenture PLC, Class A.......................................................        108,624
        828  Fidelity National Information Services, Inc..................................         87,793
                                                                                            -------------
                                                                                                  196,417
                                                                                            -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MACHINERY -- 0.3%
        393  Parker-Hannifin Corp.........................................................  $      61,249
                                                                                            -------------
             MULTI-UTILITIES -- 0.7%
      1,078  National Grid PLC, ADR.......................................................         60,206
        966  Public Service Enterprise Group, Inc.........................................         52,299
        135  Sempra Energy................................................................         15,675
        240  WEC Energy Group, Inc........................................................         15,516
                                                                                            -------------
                                                                                                  143,696
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.7%
        531  Chevron Corp.................................................................         67,134
      1,089  ConocoPhillips...............................................................         75,816
      2,793  Enbridge Income Fund Holdings, Inc. (CAD)....................................         68,495
        942  Enbridge, Inc................................................................         33,620
        813  Exxon Mobil Corp.............................................................         67,259
      1,744  Inter Pipeline Ltd. (CAD)....................................................         32,687
      6,957  Kinder Morgan, Inc...........................................................        122,930
      1,208  ONEOK, Inc...................................................................         84,355
      1,166  TOTAL S.A., ADR..............................................................         70,613
      3,419  TransCanada Corp.............................................................        147,701
                                                                                            -------------
                                                                                                  770,610
                                                                                            -------------
             PHARMACEUTICALS -- 0.9%
        767  Eli Lilly & Co...............................................................         65,448
      1,207  Merck & Co., Inc.............................................................         73,265
        802  Novartis AG, ADR.............................................................         60,583
                                                                                            -------------
                                                                                                  199,296
                                                                                            -------------
             ROAD & RAIL -- 0.4%
        567  Union Pacific Corp...........................................................         80,333
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        301  Broadcom, Inc................................................................         73,035
      1,661  Intel Corp...................................................................         82,568
                                                                                            -------------
                                                                                                  155,603
                                                                                            -------------
             SOFTWARE -- 0.7%
        964  Microsoft Corp...............................................................         95,060
      1,405  Oracle Corp..................................................................         61,904
                                                                                            -------------
                                                                                                  156,964
                                                                                            -------------
             SPECIALTY RETAIL -- 0.4%
        450  Home Depot (The), Inc........................................................         87,795
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.5%
        512  Apple, Inc...................................................................         94,776
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
      1,006  NIKE, Inc., Class B..........................................................         80,158
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS -- 0.3%
        795  MSC Industrial Direct Co., Inc., Class A.....................................         67,456
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      4,671,862
             (Cost $4,134,351)                                                              -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 13.8%

             DIVERSIFIED REITS -- 2.2%
      2,554  Liberty Property Trust.......................................................  $     113,219
        876  PS Business Parks, Inc.......................................................        112,566
      4,158  STORE Capital Corp...........................................................        113,929
      3,854  Washington Real Estate Investment Trust......................................        116,892
                                                                                            -------------
                                                                                                  456,606
                                                                                            -------------
             HEALTH CARE REITS -- 1.1%
      1,512  National Health Investors, Inc...............................................        111,404
      6,852  Physicians Realty Trust......................................................        109,221
                                                                                            -------------
                                                                                                  220,625
                                                                                            -------------
             HOTEL & RESORT REITS -- 1.8%
      3,976  Hospitality Properties Trust.................................................        113,753
      5,847  Host Hotels & Resorts, Inc...................................................        123,196
      5,397  Xenia Hotels & Resorts, Inc..................................................        131,471
                                                                                            -------------
                                                                                                  368,420
                                                                                            -------------
             INDUSTRIAL REITS -- 1.6%
      4,028  Duke Realty Corp.............................................................        116,933
      1,747  Prologis, Inc................................................................        114,760
      4,138  STAG Industrial, Inc.........................................................        112,678
                                                                                            -------------
                                                                                                  344,371
                                                                                            -------------
             OFFICE REITS -- 1.6%
      4,022  Corporate Office Properties Trust............................................        116,598
      2,270  Highwoods Properties, Inc....................................................        115,157
      1,133  SL Green Realty Corp.........................................................        113,901
                                                                                            -------------
                                                                                                  345,656
                                                                                            -------------
             RESIDENTIAL REITS -- 1.7%
      2,757  Apartment Investment & Management Co., Class A...............................        116,621
        678  AvalonBay Communities, Inc...................................................        116,541
      1,217  Mid-America Apartment Communities, Inc.......................................        122,515
                                                                                            -------------
                                                                                                  355,677
                                                                                            -------------
             RETAIL REITS -- 1.1%
      2,753  National Retail Properties, Inc..............................................        121,022
        653  Simon Property Group, Inc....................................................        111,134
                                                                                            -------------
                                                                                                  232,156
                                                                                            -------------
             SPECIALIZED REITS -- 2.7%
        780  American Tower Corp..........................................................        112,453
      1,954  CyrusOne, Inc................................................................        114,036
        992  Digital Realty Trust, Inc....................................................        110,687
      1,798  EPR Properties...............................................................        116,492
      1,181  Extra Space Storage, Inc.....................................................        117,876
                                                                                            -------------
                                                                                                  571,544
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      2,895,055
             (Cost $2,695,928)                                                              -------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 10.6%

             CHEMICALS -- 0.3%
      2,492  Westlake Chemical Partners, L.P..............................................  $      61,054
                                                                                            -------------
             GAS UTILITIES -- 0.6%
      2,347  AmeriGas Partners, L.P.......................................................         99,090
        998  Suburban Propane Partners, L.P...............................................         23,443
                                                                                            -------------
                                                                                                  122,533
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.6%
      2,567  NextEra Energy Partners, L.P.................................................        119,802
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 9.1%
      1,535  Alliance Resource Partners, L.P..............................................         28,167
      2,531  BP Midstream Partners, L.P...................................................         53,126
        778  Buckeye Partners, L.P........................................................         27,347
     12,801  Enbridge Energy Partners, L.P................................................        139,915
      1,417  Energy Transfer Equity, L.P..................................................         24,443
      1,265  Energy Transfer Partners, L.P................................................         24,086
     11,985  Enterprise Products Partners, L.P............................................        331,625
      2,491  EQT Midstream Partners, L.P..................................................        128,511
      5,306  Holly Energy Partners, L.P...................................................        149,947
      2,963  Magellan Midstream Partners, L.P.............................................        204,684
        222  MPLX, L.P....................................................................          7,579
      2,863  Phillips 66 Partners, L.P....................................................        146,185
        647  Plains All American Pipeline, L.P............................................         15,295
      6,078  Shell Midstream Partners, L.P................................................        134,810
      4,753  Spectra Energy Partners, L.P.................................................        168,351
      6,666  TC PipeLines, L.P............................................................        172,983
        421  TransMontaigne Partners, L.P.................................................         15,510
        807  Valero Energy Partners, L.P..................................................         30,722
        228  Western Gas Equity Partners, L.P.............................................          8,151
        153  Western Gas Partners, L.P....................................................          7,404
      2,327  Williams Partners, L.P.......................................................         94,453
                                                                                            -------------
                                                                                                1,913,294
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      2,216,683
             (Cost $2,304,965)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 7.6%

$    35,004  U.S. Treasury Inflation Indexed Bond (c)............    2.50%      01/15/29           41,175
     22,858  U.S. Treasury Inflation Indexed Bond (c)............    3.88%      04/15/29           30,102
      7,198  U.S. Treasury Inflation Indexed Bond (c)............    3.38%      04/15/32            9,621
     23,181  U.S. Treasury Inflation Indexed Bond (c)............    2.13%      02/15/40           29,182
     34,089  U.S. Treasury Inflation Indexed Bond (c)............    2.13%      02/15/41           43,224
     31,929  U.S. Treasury Inflation Indexed Bond (c)............    0.75%      02/15/42           31,226
     31,163  U.S. Treasury Inflation Indexed Bond (c)............    0.63%      02/15/43           29,542
     30,957  U.S. Treasury Inflation Indexed Bond (c)............    1.38%      02/15/44           34,610
     30,106  U.S. Treasury Inflation Indexed Bond (c)............    0.75%      02/15/45           29,253
     26,432  U.S. Treasury Inflation Indexed Bond (c)............    1.00%      02/15/46           27,264
     24,907  U.S. Treasury Inflation Indexed Bond (c)............    0.88%      02/15/47           24,944


Page 42                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$     9,143  U.S. Treasury Inflation Indexed Bond (c)............    1.00%      02/15/48    $       9,463
     60,832  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/19           60,490
     16,426  U.S. Treasury Inflation Indexed Note (c)............    1.88%      07/15/19           16,696
     23,633  U.S. Treasury Inflation Indexed Note (c)............    1.38%      01/15/20           23,906
     59,905  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/20           59,285
     40,204  U.S. Treasury Inflation Indexed Note (c)............    1.25%      07/15/20           40,870
     47,182  U.S. Treasury Inflation Indexed Note (c)............    1.13%      01/15/21           47,807
     56,020  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/21           55,173
     43,348  U.S. Treasury Inflation Indexed Note (c)............    0.63%      07/15/21           43,523
     53,017  U.S. Treasury Inflation Indexed Note (c)............    0.13%      01/15/22           52,127
     54,595  U.S. Treasury Inflation Indexed Note (c)............    0.13%      04/15/22           53,489
     54,468  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/22           53,579
     54,266  U.S. Treasury Inflation Indexed Note (c)............    0.13%      01/15/23           53,066
     19,162  U.S. Treasury Inflation Indexed Note (c)............    0.63%      04/15/23           19,134
     53,824  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/23           53,355
     48,314  U.S. Treasury Inflation Indexed Note (c)............    0.63%      01/15/24           48,270
     55,073  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/24           53,557
     52,884  U.S. Treasury Inflation Indexed Note (c)............    0.25%      01/15/25           51,458
     44,522  U.S. Treasury Inflation Indexed Note (c)............    2.38%      01/15/25           49,386
     58,101  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/25           57,100
     59,041  U.S. Treasury Inflation Indexed Note (c)............    0.63%      01/15/26           58,751
     29,661  U.S. Treasury Inflation Indexed Note (c)............    2.00%      01/15/26           32,516
     48,075  U.S. Treasury Inflation Indexed Note (c)............    0.13%      07/15/26           46,081
     49,779  U.S. Treasury Inflation Indexed Note (c)............    0.38%      01/15/27           48,430
     25,466  U.S. Treasury Inflation Indexed Note (c)............    2.38%      01/15/27           28,979
     48,133  U.S. Treasury Inflation Indexed Note (c)............    0.38%      07/15/27           46,851
     38,593  U.S. Treasury Inflation Indexed Note (c)............    0.50%      01/15/28           37,776
     55,006  U.S. Treasury Inflation Indexed Note (c)............    1.75%      01/15/28           60,142
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      1,591,403
             (Cost $1,613,035)                                                              -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.1%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%
             Fannie Mae REMICS
         18     Series 1988-30, Class D..........................    9.50%      12/25/18               18
         70     Series 1989-69, Class G..........................    7.60%      10/25/19               70
        288     Series 1989-82, Class G..........................    8.40%      11/25/19              296
      1,513     Series 1990-109, Class J.........................    7.00%      09/25/20            1,552
        659     Series 1992-24, Class Z..........................    6.50%      04/25/22              687
         10     Series 1992-44, Class ZQ.........................    8.00%      07/25/22               10
      1,840     Series 1993-1, Class KA..........................    7.90%      01/25/23            1,982
      1,273     Series 1993-62, Class E..........................    7.00%      04/25/23            1,361
        437     Series 1993-119, Class H.........................    6.50%      07/25/23              461
      2,999     Series 1993-178, Class PK........................    6.50%      09/25/23            3,180
      2,819     Series 1995-24, Class G..........................    6.50%      04/25/23            2,959
      1,894     Series 1999-56, Class Z..........................    7.00%      12/18/29            2,064
     35,140     Series 2002-9, Class MS, IO
                   1 Mo. LIBOR x -1 + 8.10% (d)..................    6.01%      03/25/32            6,340
      1,570     Series 2002-67, Class PE.........................    5.50%      11/25/32            1,698


                        See Notes to Financial Statements                Page 43

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMICS (Continued)
$     4,678     Series 2002-90, Class A1.........................    6.50%      06/25/42    $       5,248
      3,679     Series 2003-14, Class AQ.........................    3.50%      03/25/33            3,687
      5,557     Series 2003-41, Class OA.........................    4.00%      05/25/33            5,610
          7     Series 2003-92, Class HP.........................    4.50%      09/25/18                7
     11,495     Series 2004-10, Class ZB.........................    6.00%      02/25/34           13,195
        431     Series 2004-76, Class CL.........................    4.00%      10/25/19              431
      2,282     Series 2004-92, Class S, IO,
                   1 Mo. LIBOR x -1 + 6.70% (d)..................    4.61%      08/25/34               54
         70     Series 2005-46, Class LW.........................    5.00%      06/25/20               70
      5,429     Series 2005-68, Class BC.........................    5.25%      06/25/35            5,511
        901     Series 2005-70, Class KJ.........................    5.50%      09/25/34              902
     17,398     Series 2005-79, Class NF,
                   1 Mo. LIBOR + 0.41% (e).......................    2.50%      09/25/35           17,463
          4     Series 2005-120, Class NF,
                   1 Mo. LIBOR + 0.10% (e).......................    2.19%      01/25/21                4
     70,220     Series 2007-10, Class Z..........................    6.00%      02/25/37           77,525
    134,938     Series 2009-78, Class VI, IO.....................    6.00%      02/25/39            2,554
     67,526     Series 2009-86, Class IP, IO.....................    5.50%      10/25/39           12,674
         81     Series 2011-38, Class AH.........................    2.75%      05/25/20               80
      2,692     Series 2012-35, Class PL.........................    2.00%      11/25/41            2,574
        961     Series 2013-14, Class QE.........................    1.75%      03/25/43              885
     51,683     Series 2013-31, Class NT.........................    3.00%      04/25/43           50,671
             Fannie Mae REMIC Trust
     14,844     Series 2007-W8, Class 1A5 (f)....................    6.39%      09/25/37           15,707
             Fannie Mae Trust
      5,424     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            6,150
             FHLMC - GNMA
        352     Series 1993-5, Class HA..........................    7.50%      02/25/23              374
        848     Series 1994-27, Class D..........................    7.00%      03/25/24              911
             Freddie Mac REMICS
        196     Series 1988-23, Class F..........................    9.60%      04/15/20              198
        345     Series 1989-84, Class F..........................    9.20%      10/15/20              356
      1,091     Series 1991-1074, Class I........................    6.75%      05/15/21            1,106
      1,300     Series 1991-1078, Class GZ.......................    6.50%      05/15/21            1,326
        533     Series 1992-1250, Class J........................    7.00%      05/15/22              545
     17,413     Series 1992-1401, Class Q,
                   1 Mo. LIBOR + 0.60% (e).......................    2.67%      10/15/22           17,576
     27,715     Series 1993-1487, Class P, IO,
                   1 Mo. LIBOR x -1 + 9.50% (d)..................    7.43%      03/15/23            2,923
      4,907     Series 1994-1673, Class FB,
                   10 Yr. U.S. Treasury Yield Curve - 0.50% (e)..    2.51%      02/15/24            4,906
        561     Series 1996-1807, Class G........................    9.00%      10/15/20              585
         70     Series 1996-1847, Class LL.......................    7.50%      04/15/26               77
     14,498     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            1,813
      3,621     Series 1999-2130, Class KB.......................    6.38%      03/15/29            3,941
     54,040     Series 1999-2174, Class PN.......................    6.00%      07/15/29           57,889
     10,047     Series 2001-2277, Class B........................    7.50%      01/15/31           11,542
        260     Series 2003-2559, Class PB.......................    5.50%      08/15/30              263
     56,000     Series 2003-2676, Class LL.......................    5.50%      09/15/33           61,210
     23,340     Series 2004-2768, Class PW.......................    4.25%      03/15/34           24,257
      6,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34            6,510


Page 44                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Freddie Mac REMICS (Continued)
$       217     Series 2004-2780, Class JA.......................    4.50%      04/15/19    $         217
        404     Series 2005-2922, Class QE.......................    5.00%      05/15/34              407
     17,972     Series 2005-2958, Class QJ.......................    4.00%      04/15/20           17,981
     36,204     Series 2006-3114, Class GI, IO,
                   1 Mo. LIBOR x -1 + 6.60% (d)..................    4.53%      02/15/36            5,797
     47,029     Series 2006-3199, Class DS, IO,
                   1 Mo. LIBOR x -1 + 7.15% (d)..................    5.08%      08/15/36            7,895
     18,225     Series 2006-3237, Class CB.......................    5.50%      07/15/36           18,957
     14,847     Series 2010-3758, Class M........................    4.50%      10/15/38           15,237
      6,746     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            6,705
        198     Series 2011-3824, Class FA,
                   1 Mo. LIBOR + 0.15% (e).......................    2.22%      03/15/26              198
      1,924     Series 2012-3994, Class AE.......................    1.63%      02/15/22            1,891
     20,424     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           19,780
      1,806     Series 2013-4253, Class TD.......................    2.00%      07/15/40            1,801
             Freddie Mac Strips
     18,409     Series 1994-169, Class IO, IO....................    8.50%      03/01/23            2,262
             Government National Mortgage Association
     13,001     Series 1999-30, Class S, IO,
                   1 Mo. LIBOR x -1 + 8.60% (d)..................    6.51%      08/16/29              167
     36,319     Series 2002-92, Class PB.........................    5.50%      12/20/32           39,675
      8,872     Series 2006-16, Class OP, PO.....................     (g)       03/20/36            7,932
     55,000     Series 2007-35, Class NE.........................    6.00%      06/16/37           63,506
      6,996     Series 2009-29, Class TA.........................    4.50%      03/16/39            7,181
        647     Series 2009-81, Class PA.........................    5.50%      02/16/38              660
      5,014     Series 2009-102, Class MA........................    4.00%      06/16/39            5,073
      2,134     Series 2010-121, Class PQ........................    3.00%      02/20/39            2,133
     28,119     Series 2011-136, Class GB........................    2.50%      05/20/40           27,445
     28,731     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            6,071
                                                                                            -------------
                                                                                                  700,959
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 2.7%
             Federal Home Loan Mortgage Corporation
     17,337     Pool A47829......................................    4.00%      08/01/35           17,748
      8,235     Pool C01252......................................    6.50%      11/01/31            9,174
     60,932     Pool G01731......................................    6.50%      12/01/29           67,878
     34,792     Pool G06358......................................    4.00%      04/01/41           35,787
      3,797     Pool O20138......................................    5.00%      11/01/30            4,038
     21,874     Pool U90316......................................    4.00%      10/01/42           22,505
             Federal National Mortgage Association
        363     Pool 745121......................................    5.50%      12/01/18              363
     18,911     Pool 890383......................................    4.00%      01/01/42           19,432
     25,458     Pool AA9393......................................    4.50%      07/01/39           26,786
     31,268     Pool AD0659......................................    6.00%      02/01/23           32,446
     16,619     Pool AE0050......................................    5.50%      12/01/22           17,211
     29,296     Pool AL0791......................................    4.00%      02/01/41           30,141
     25,613     Pool AS9194......................................    4.50%      12/01/44           26,834
     51,760     Pool AU4289......................................    4.00%      09/01/43           53,144
      7,711     Pool MA0561......................................    4.00%      11/01/40            7,923
     37,325     Pool MA1028......................................    4.00%      04/01/42           38,352


                        See Notes to Financial Statements                Page 45

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             PASS-THROUGH SECURITIES (CONTINUED)
             Government National Mortgage Association
$    11,587     Pool 3428........................................    5.00%      08/20/33    $      12,533
     17,722     Pool 3500........................................    5.50%      01/20/34           19,363
      8,909     Pool 3711........................................    5.50%      05/20/35            9,735
     28,832     Pool 667422......................................    5.00%      10/15/39           30,901
     11,943     Pool 706201......................................    5.50%      04/20/39           12,770
     16,947     Pool 736558......................................    5.00%      02/15/40           18,067
     28,865     Pool 759248......................................    4.00%      02/15/41           29,940
     20,826     Pool MA3525......................................    5.50%      03/20/46           22,667
                                                                                            -------------
                                                                                                  565,738
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,266,697
             (Cost $1,288,345)                                                              -------------

MORTGAGE-BACKED SECURITIES -- 0.1%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
             Credit Suisse First Boston Mortgage Securities Corp.
        444     Series 2004-4, Class 1A3.........................    5.75%      08/25/34              445
      2,942     Series 2004-6, Class 2A1.........................    4.75%      09/25/19            2,927
             MASTR Alternative Loan Trust
      2,307     Series 2004-10, Class 2A1........................    5.50%      10/25/19            2,340
        597     Series 2005-1, Class 5A1.........................    5.50%      01/25/20              609
             MASTR Asset Securitization Trust
      4,666     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            4,782
             RAAC Trust
      1,027     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34            1,036
             Structured Asset Mortgage Investments Trust
      8,426     Series 1999-1, Class 2A (h)......................    6.58%      06/25/29            8,408
             Structured Asset Securities Corp. Mortgage
                Pass-Through Certificates
        474     Series 2004-21XS, Class 2A6A (f).................    5.24%      12/25/34              473
             WAMU Mortgage Pass-Through Certificates
        151     Series 2002-S8, Class 2A7........................    5.25%      01/25/33              151
             Wells Fargo Mortgage Backed-Securities Trust
      1,189     Series 2006-17, Class A4.........................    5.50%      11/25/21            1,195
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         22,366
             (Cost $22,262)                                                                 -------------

ASSET-BACKED SECURITIES -- 0.0%

             AFC Home Equity Loan Trust
        430     Series 1997-4, Class 1A2,
                   1 Mo. LIBOR + 0.71% (e).......................    2.67%      12/22/27              417
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................            417
             (Cost $411)                                                                    -------------


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. TREASURY BILLS -- 0.1%

$    26,000  U.S. Treasury Bill..................................     (g)       11/08/18    $      25,815
                                                                                            -------------
             TOTAL U.S. TREASURY BILLS....................................................         25,815
             (Cost $25,810)                                                                 -------------

             TOTAL INVESTMENTS -- 97.2%...................................................     20,363,396
             (Cost $19,925,847) (i)

             NET OTHER ASSETS AND LIABILITIES -- 2.8%.....................................        580,685
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  20,944,081
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(d)   Inverse floating rate security.

(e)   Floating or variable rate security.

(f) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(g)   Zero coupon security.

(h) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(i) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,026,573 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $589,024. The net unrealized appreciation was $437,549.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2018 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2018          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $  7,673,098     $  7,673,098     $         --     $         --
Common Stocks*....................................      4,671,862        4,671,862               --               --
Real Estate Investment Trusts*....................      2,895,055        2,895,055               --               --
Master Limited Partnerships*......................      2,216,683        2,216,683               --               --
U.S. Government Bonds and Notes...................      1,591,403               --        1,591,403               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,266,697               --        1,266,697               --
Mortgage-Backed Securities........................         22,366               --           22,366               --
Asset-Backed Securities...........................            417               --              417               --
U.S. Treasury Bills...............................         25,815               --           25,815               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 20,363,396     $ 17,456,698     $  2,906,698     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


Page 48                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2018 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 98.5%

             CAPITAL MARKETS  - 98.5%
      4,784  First Trust BICK Index Fund (a)..............................................  $     129,933
      3,725  First Trust Chindia ETF (a)..................................................        143,562
      8,363  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        500,526
     21,415  First Trust Dow Jones Internet Index Fund (a) (b)............................      2,947,775
     12,852  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        332,353
      3,007  First Trust Germany AlphaDEX(R) Fund (a).....................................        138,502
     67,636  First Trust Industrials/Producer Durables AlphaDEX(R) Fund (a)...............      2,644,568
     46,220  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................      3,049,133
     45,332  First Trust Mid Cap Core AlphaDEX(R) Fund (a)................................      3,102,975
     85,902  First Trust Nasdaq Bank ETF (a)..............................................      2,447,777
     34,283  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................      2,641,848
     69,118  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      3,354,297
      2,840  First Trust Switzerland AlphaDEX(R) Fund (a).................................        142,483
     47,521  First Trust Technology AlphaDEX(R) Fund (a)..................................      2,674,007
     17,037  iShares Core U.S. Aggregate Bond ETF.........................................      1,811,374
     20,610  SPDR Blackstone/GSO Senior Loan ETF..........................................        968,052
     20,119  SPDR Bloomberg Barclays Convertible Securities ETF...........................      1,066,709
     17,996  SPDR Citi International Government Inflation-Protected Bond ETF..............        976,103
     22,703  SPDR Wells Fargo Preferred Stock ETF.........................................        986,899
                                                                                            -------------
             TOTAL INVESTMENTS - 98.5%....................................................     30,058,876
             (Cost $26,842,521) (c)
             NET OTHER ASSETS AND LIABILITIES - 1.5%......................................        468,521
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  30,527,397
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,344,150 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $127,795. The net unrealized appreciation was $3,216,355.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2018          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 30,058,876     $ 30,058,876     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at June 30, 2018.


                        See Notes to Financial Statements                Page 49

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2018 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value - Unaffiliated....................................   $   721,451,575   $    14,833,130   $     5,809,137
Investments, at value - Affiliated......................................                --         5,530,266        24,249,739
Cash and cash equivalents...............................................         4,592,400           476,878         1,018,681
Foreign currency, at value..............................................                --               139                --
Receivables:
   Interest.............................................................         2,676,308            11,642                --
   Investment securities sold...........................................         1,754,585            38,171           961,996
   Dividends............................................................           427,097            19,302                --
   Fund shares sold.....................................................           399,849           104,854            50,567
   Variation margin.....................................................               953                --                --
   From investment advisor..............................................                --            14,277             7,473
   Reclaim..............................................................                --             1,638                --
Prepaid expenses........................................................            23,052                62                68
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       731,325,819        21,030,359        32,097,661
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased......................................         1,504,303            11,036         1,520,601
   Investment advisory fees.............................................           358,518                --                --
   12b-1 service fees (Class I).........................................           151,301             4,262             6,032
   Administrative service fees..........................................           121,048             3,428             4,842
   Licensing fees.......................................................           118,001                --             6,790
   Accounting and administration fees...................................            61,728             9,039             4,461
   Custodian fees.......................................................            28,145             8,244               448
   Printing fees........................................................            18,974               943                41
   Audit and tax fees...................................................            17,801            31,393            15,168
   Transfer agent fees..................................................            12,209             4,456             9,463
   Commitment fees......................................................             3,652             1,610                --
   Fund shares redeemed.................................................             2,358             8,894               778
   Financial reporting fees.............................................               771                --               918
   Trustees' fees and expenses..........................................               371                --                --
   Legal fees...........................................................                --                --               442
Other liabilities.......................................................             2,099             2,973               280
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................         2,401,279            86,278         1,570,264
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   728,924,540   $    20,944,081   $    30,527,397
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   665,969,978   $    20,537,594   $    27,160,900
Accumulated net investment income (loss)................................           560,925            31,620            29,060
Accumulated net realized gain (loss) on investments, futures and foreign
   currency transactions................................................        22,046,567           (62,682)          121,082
Net unrealized appreciation (depreciation) on investments, futures and
   foreign currency translation.........................................        40,347,070           437,549         3,216,355
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   728,924,540   $    20,944,081   $    30,527,397
                                                                           ===============   ===============   ===============
Investments, at cost - Unaffiliated.....................................   $   681,203,099   $    14,273,496   $     5,862,858
                                                                           ===============   ===============   ===============
Investments, at cost - Affiliated.......................................   $            --   $     5,652,351   $    20,979,663
                                                                           ===============   ===============   ===============
Foreign currency, at cost...............................................   $            --   $           139   $            --
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   728,878,490   $    20,836,574   $    30,431,702
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         13.50   $         10.67   $         11.90
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        53,982,287         1,953,650         2,557,070
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $        46,050   $       107,507   $        95,695
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         13.53   $         10.67   $         11.91
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................             3,403            10,080             8,038
                                                                           ===============   ===============   ===============


Page 50                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest................................................................   $     5,195,965   $        53,592   $         3,516
Dividends - Unaffiliated................................................         4,629,241           156,413            58,734
Dividends - Affiliated..................................................                --           128,926            61,744
Foreign withholding tax on dividend income..............................                --            (2,814)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................         9,825,206           336,117           123,994
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         2,183,327            60,969            44,539
12b-1 distribution and service fees (Class I)...........................           909,564            25,254            31,728
Administrative service fees.............................................           727,764            20,215            25,311
Accounting and administration fees......................................           220,357            13,374            26,033
Licensing fees..........................................................           116,884                --            12,726
Custodian fees..........................................................            86,032            12,507             3,851
Transfer agent fees.....................................................            47,100            27,012            25,780
Printing fees...........................................................            35,446             2,986             5,201
Legal fees..............................................................            24,705               749               173
Commitment fees.........................................................            21,468             8,186                --
Audit and tax fees......................................................            14,434            25,691            12,126
Trustees' fees and expenses.............................................             8,340             7,733             7,363
Financial reporting fees................................................             4,625                --             4,587
Other...................................................................             9,276             5,335               229
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         4,409,322           210,011           199,647
   Fees waived and expenses reimbursed by the investment advisor........           (42,199)         (125,821)         (104,891)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         4,367,123            84,190            94,756
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................         5,458,083           251,927            29,238
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated...........................................        21,724,364            30,383          (202,063)
   Investments - Affiliated.............................................                --             2,629           342,343
   Futures..............................................................           745,772                --                --
   Foreign currency transactions........................................                --               (71)               --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................        22,470,136            32,941           140,280
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated...........................................       (33,490,249)         (358,115)          (63,104)
   Investments - Affiliated.............................................                --          (130,602)          891,960
   Futures..............................................................             4,414                --                --
   Foreign currency translation.........................................                --                (2)               --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................       (33,485,835)         (488,719)          828,856
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................       (11,015,699)         (455,778)          969,136
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $    (5,557,616)  $      (203,851)  $       998,374
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                         SIX MONTHS
                                                                                           ENDED              YEAR
                                                                                         6/30/2018           ENDED
                                                                                        (UNAUDITED)        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $    5,458,083    $    8,696,917
Net realized gain (loss).............................................................      22,470,136        30,010,337
Net change in unrealized appreciation (depreciation).................................     (33,485,835)       44,222,793
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................      (5,557,616)       82,930,047
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................      (5,056,956)       (8,735,680)
Class II.............................................................................            (374)           (1,899)
                                                                                       --------------    --------------
                                                                                           (5,057,330)       (8,737,579)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................      (1,491,428)      (33,516,612)
Class II.............................................................................             (95)           (8,008)
                                                                                       --------------    --------------
                                                                                           (1,491,523)      (33,524,620)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................      (6,548,853)      (42,262,199)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      39,218,101       163,541,447
Proceeds from shares reinvested......................................................       6,548,732        42,261,441
Cost of shares redeemed .............................................................     (42,258,365)      (52,916,753)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       3,508,468       152,886,135
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................      (8,598,001)      193,553,983
NET ASSETS:
Beginning of period..................................................................     737,522,541       543,968,558
                                                                                       --------------    --------------
End of period........................................................................  $  728,924,540    $  737,522,541
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $      560,925    $      160,172
                                                                                       ==============    ==============


Page 52                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                         SIX MONTHS
                                                                                           ENDED              YEAR
                                                                                         6/30/2018           ENDED
                                                                                        (UNAUDITED)        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      251,927   $       436,344
Net realized gain (loss).............................................................          32,941           360,846
Net change in unrealized appreciation (depreciation).................................        (488,719)          336,663
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................        (203,851)        1,133,853
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................        (219,032)         (458,181)
Class II.............................................................................          (1,275)           (4,071)
                                                                                       --------------    --------------
                                                                                             (220,307)         (462,252)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................              --           (53,156)
Class II.............................................................................              --              (472)
                                                                                       --------------    --------------
                                                                                                   --           (53,628)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................        (220,307)         (515,880)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................       3,636,973         5,744,312
Proceeds from shares reinvested......................................................         219,032           512,743
Cost of shares redeemed..............................................................      (2,730,103)       (4,753,751)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       1,125,902         1,503,304
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................         701,744         2,121,277
NET ASSETS:
Beginning of period..................................................................      20,242,337        18,121,060
                                                                                       --------------    --------------
End of period........................................................................  $   20,944,081    $   20,242,337
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $       31,620    $           --
                                                                                       ==============    ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                         SIX MONTHS
                                                                                           ENDED              YEAR
                                                                                         6/30/2018           ENDED
                                                                                        (UNAUDITED)        12/31/2017
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $       29,238    $      119,964
Net realized gain (loss).............................................................         140,280           237,287
Net change in unrealized appreciation (depreciation).................................         828,856         2,196,600
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................         998,374         2,553,851
                                                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................         (12,038)         (107,556)
Class II.............................................................................            (154)             (444)
                                                                                       --------------    --------------
                                                                                              (12,192)         (108,000)
                                                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................         (35,131)         (204,003)
Class II.............................................................................            (115)             (535)
                                                                                       --------------    --------------
                                                                                              (35,246)         (204,538)
                                                                                       --------------    --------------
Total distributions to shareholders..................................................         (47,438)         (312,538)
                                                                                       --------------    --------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................       9,178,417        11,844,556
Proceeds from shares reinvested......................................................          47,438           312,538
Cost of shares redeemed..............................................................      (2,185,335)       (2,272,459)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       7,040,520         9,884,635
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................       7,991,456        12,125,948

NET ASSETS:
Beginning of period..................................................................      22,535,941        10,409,993
                                                                                       --------------    --------------
End of period........................................................................  $   30,527,397    $   22,535,941
                                                                                       ==============    ==============
Accumulated net investment income (loss) at end of period............................  $       29,060    $       12,014
                                                                                       ==============    ==============


Page 54                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           6/30/2018     -------------------------------------------------------------------
                                          (UNAUDITED)       2017          2016          2015          2014          2013
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   13.73      $   12.85     $   11.94     $   12.41     $   11.37     $   10.31
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.10           0.18          0.14          0.16          0.15          0.14
Net realized and unrealized gain (loss)..      (0.21)          1.54          1.25 (a)     (0.15)         0.99          1.17
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.11)          1.72          1.39          0.01          1.14          1.31
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.09)         (0.18)        (0.13)        (0.27)        (0.10)        (0.09)
Net realized gain........................      (0.03)         (0.66)        (0.35)        (0.21)           --         (0.16)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from distributions.................      (0.12)         (0.84)        (0.48)        (0.48)        (0.10)        (0.25)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   13.50      $   13.73     $   12.85     $   11.94     $   12.41     $   11.37
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (0.79)%        13.47%        11.74% (a)     0.09%        10.04%        12.75%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $ 728,878      $ 737,320     $ 543,951     $ 243,244     $ 195,128     $ 106,079
Ratio of total expenses to average net
   assets................................       1.21% (d)      1.23%         1.29%         1.34%         1.43%         1.65%
Ratio of net expenses to average net
   assets................................       1.20% (d)      1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss)
   to average net assets.................       1.50% (d)      1.35%         1.29%         1.35%         1.40%         1.27%
Portfolio turnover rate..................         42%            71%           96%           81%           65%           73%


CLASS II SHARES
                                          SIX MONTHS
                                             ENDED              YEAR ENDED DECEMBER 31,               PERIOD
                                           6/30/2018     ---------------------------------------      ENDED
                                          (UNAUDITED)       2017          2016          2015      12/31/2014 (e)
                                          -----------    -----------   -----------   -----------  -------------
Net asset value, beginning of period.....  $   13.75      $   12.87     $   11.95     $   12.43     $   11.63
                                           ---------      ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.12 (f)       0.14          0.19          0.17          0.14
Net realized and unrealized gain (loss)..      (0.20)          1.61          1.24 (a)     (0.14)         0.77
                                           ---------      ---------     ---------     ---------     ---------
Total from investment operations.......        (0.08)          1.75          1.43          0.03          0.91
                                           ---------      ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.11)         (0.21)        (0.16)        (0.30)        (0.11)
Net realized gain........................      (0.03)         (0.66)        (0.35)        (0.21)           --
                                           ---------      ---------     ---------     ---------     ---------
Total from distributions.................      (0.14)         (0.87)        (0.51)        (0.51)        (0.11)
                                           ---------      ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   13.53      $   13.75     $   12.87     $   11.95     $   12.43
                                           =========      =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (0.60)%        13.75%        12.07% (a)     0.25%         7.82%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $      46      $     202     $      17     $      16     $      11
Ratio of total expenses to average net
   assets................................       0.95% (d)      1.00%         1.04%         1.09%         1.21% (d)
Ratio of net expenses to average net
   assets................................       0.94% (d)      0.95%         0.95%         0.95%         0.95% (d)
Ratio of net investment income (loss)
   to average net assets.................       1.75% (d)      1.88%         1.53%         1.64%         1.69% (d)
Portfolio turnover rate..................         42%            71%           96%           81%           65%

-----------------------------

(a) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(f)   Based on average shares outstanding.


                        See Notes to Financial Statements                Page 55

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED               YEAR ENDED DECEMBER 31,              PERIOD
                                           6/30/2018     ---------------------------------------      ENDED
                                          (UNAUDITED)       2017          2016          2015      12/31/2014 (a)
                                          -----------    -----------   -----------   -----------  -------------
Net asset value, beginning of period.....  $   10.89      $   10.54     $    9.86     $   10.39     $   10.00
                                           ---------      ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.13           0.24          0.20          0.19          0.07
Net realized and unrealized gain (loss)..      (0.24)          0.39          0.71         (0.53) (b)     0.39
                                           ---------      ---------     ---------     ---------     ---------
Total from investment operations.........      (0.11)          0.63          0.91         (0.34)         0.46
                                           ---------      ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.11)         (0.25)        (0.23)        (0.19)        (0.07)
Net realized gain........................         --          (0.03)           --            --            --
                                           ---------      ---------     ---------     ---------     ---------
Total from distributions.................      (0.11)         (0.28)        (0.23)        (0.19)        (0.07)
                                           ---------      ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   10.67      $   10.89     $   10.54     $    9.86     $   10.39
                                           =========      =========     =========     =========     =========
TOTAL RETURN (c) (d).....................      (0.97)%         6.04%         9.27%        (3.24)%(b)     4.57%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $  20,837      $  20,083     $  17,965     $  12,257     $   6,894
Ratio of total expenses to average net
   assets (e)............................       2.07% (f)      2.17%         2.22%         2.60%         6.00% (f)
Ratio of net expenses to average net
   assets (e)............................       0.83% (f)      0.83%         0.83%         0.90%         1.20% (f)
Ratio of net investment income (loss)
   to average net assets.................       2.48% (f)      2.24%         2.10%         2.17%         2.35% (f)
Portfolio turnover rate..................         20%            46%           46%           93%           15%


CLASS II SHARES

                                          SIX MONTHS
                                             ENDED               YEAR ENDED DECEMBER 31,              PERIOD
                                           6/30/2018     ---------------------------------------      ENDED
                                          (UNAUDITED)       2017          2016          2015      12/31/2014 (a)
                                          -----------    -----------   -----------   -----------  -------------
Net asset value, beginning of period.....  $   10.88      $   10.54     $    9.86     $   10.39     $   10.00
                                           ---------      ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.15           0.27          0.20          0.24          0.04
Net realized and unrealized gain (loss)..      (0.23)          0.38          0.74         (0.55) (b)     0.43
                                           ---------      ---------     ---------     ---------     ---------
Total from investment operations.........      (0.08)          0.65          0.94         (0.31)         0.47
                                           ---------      ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.13)         (0.28)        (0.26)        (0.22)        (0.08)
Net realized gain........................         --          (0.03)           --            --            --
                                           ---------      ---------     ---------     ---------     ---------
Total from distributions.................      (0.13)         (0.31)        (0.26)        (0.22)        (0.08)
                                           ---------      ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   10.67      $   10.88     $   10.54     $    9.86     $   10.39
                                           =========      =========     =========     =========     =========
TOTAL RETURN (c) (d).....................      (0.76)%         6.22%         9.53%        (3.01)%(b)     4.74%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $     107      $     159     $     156     $     100     $     105
Ratio of total expenses to average net
   assets (e)............................       1.79% (f)      1.92%         1.99%         2.31%        14.44% (f)
Ratio of net expenses to average net
   assets (e)............................       0.58% (f)      0.58%         0.58%         0.67%         0.95% (f)
Ratio of net investment income (loss)
   to average net assets.................       2.59% (f)      2.49%         2.34%         2.32%         0.54% (f)
Portfolio turnover rate..................         20%            46%           46%           93%           15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(f)   Annualized.


Page 56                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED        YEAR ENDED DECEMBER 31,       PERIOD
                                           6/30/2018     -------------------------      ENDED
                                          (UNAUDITED)       2017          2016      12/31/2015 (a)
                                          -----------    -----------   -----------  -------------
Net asset value, beginning of period.....  $   11.41      $    9.85     $    9.94     $   10.00
                                           ---------      ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.01           0.06          0.09          0.01
Net realized and unrealized gain (loss)..       0.49           1.66          0.01         (0.07)
                                           ---------      ---------     ---------     ---------
Total from investment operations.........       0.50           1.72          0.10         (0.06)
                                           ---------      ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.00) (b)     (0.06)        (0.09)           --
Net realized gain........................      (0.01)         (0.10)        (0.10)           --
                                           ---------      ---------     ---------     ---------
Total from distributions.................      (0.01)         (0.16)        (0.19)           --
                                           ---------      ---------     ---------     ---------
Net asset value, end of period...........  $   11.90      $   11.41     $    9.85     $    9.94
                                           =========      =========     =========     =========
TOTAL RETURN (c) (d).....................       4.46%         17.50%         0.95%        (0.60)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $  30,432      $  22,477     $  10,360     $   5,440
Ratio of total expenses to average net
   assets (e)............................       1.47% (f)      1.85%         2.13%        11.71% (f)
Ratio of net expenses to average net
   assets (e)............................       0.75% (f)      0.75%         0.83%         0.79% (f)
Ratio of net investment income (loss)
   to average net assets.................       0.23% (f)      0.76%         0.98%         1.54% (f)
Portfolio turnover rate..................         25%            31%          265%           --%


CLASS II SHARES
                                          SIX MONTHS
                                             ENDED        YEAR ENDED DECEMBER 31,       PERIOD
                                           6/30/2018     -------------------------      ENDED
                                          (UNAUDITED)       2017          2016      12/31/2015 (a)
                                          -----------    -----------   -----------  -------------
Net asset value, beginning of period.....  $   11.40      $    9.83     $    9.95     $   10.00
                                           ---------      ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.02           0.10          0.11          0.01
Net realized and unrealized gain (loss)..       0.52           1.66         (0.02)        (0.06)
                                           ---------      ---------     ---------     ---------
Total from investment operations.........       0.54           1.76          0.09         (0.05)
                                           ---------      ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.02)         (0.09)        (0.11)           --
Net realized gain........................      (0.01)         (0.10)        (0.10)           --
                                           ---------      ---------     ---------     ---------
Total from distributions.................      (0.03)         (0.19)        (0.21)           --
                                           ---------      ---------     ---------     ---------
Net asset value, end of period...........  $   11.91      $   11.40     $    9.83     $    9.95
                                           =========      =========     =========     =========
TOTAL RETURN (c) (d).....................       4.76%         17.94%         0.88%        (0.50)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $      96      $      59     $      50     $      50
Ratio of total expenses to average net
   assets (e)............................      37.92% (f)     46.41%        57.64%        37.40% (f)
Ratio of net expenses to average net
   assets (e)............................       0.50% (f)      0.50%         0.57%         0.51% (f)
Ratio of net investment income (loss)
   to average net assets.................       0.54% (f)      0.93%         1.13%         0.86% (f)
Portfolio turnover rate..................         25%            31%          265%           --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b)   Amount is less than $0.01.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(f)   Annualized.


                        See Notes to Financial Statements                Page 57

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively, the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated "BBB-" or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc., and those short-term debt securities rated "A3" or higher by Standard & Poor's Financial Services LLC, "F3" or higher by Fitch Ratings, Inc. or "Prime 3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in: investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the "Bond Index") and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite IndexSM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.

First Trust Multi Income's primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

First Trust Dorsey Wright's investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and investment income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of

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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.


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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)


H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017, was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $   26,821,760       $   15,440,439       $           --
First Trust Multi Income                                        462,252               53,628                   --
First Trust Dorsey Wright                                       145,137              167,401                   --

As of December 31, 2017, the component of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed     Accumulated Capital     Net Unrealized
                                                             Ordinary            and Other           Appreciation
                                                              Income            Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $      453,576       $    1,140,539       $   73,466,916
First Trust Multi Income                                             --               44,541              786,104
First Trust Dorsey Wright                                        11,964               31,914            2,371,683


I. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit for First Trust Dow Jones and First Trust Multi Income. Also, the taxable years ended 2015, 2016 and 2017 remain open to federal and state audit for First Trust Dorsey Wright. As of June 30, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Funds had no capital loss carryforwards for federal income tax purposes.

During the taxable year ended December 31, 2017, the following Funds utilized capital loss carryforwards in the following amounts:

                                                         Capital Loss
                                                         Carryforward
                                                           Utilized
                                                        ---------------
First Trust Dow Jones                                    $           --
First Trust Multi Income                                        127,844
First Trust Dorsey Wright                                            --


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)


J. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

K. NEW ACCOUNTING PRONOUNCEMENT

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 "Premium Amortization on Purchased Callable Debt Securities," which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund's investments in other investment companies ("acquired fund fees and expenses"). The total of net expenses and acquired fund fees and expenses represents each Fund's total net annual operating expenses.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively, the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub- Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the


Page 64


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2020. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an "Expense Cap"), respectively, of the Fund's average daily net assets per year at least until May 1, 2020. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the six months ended June 30, 2018, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at June 30, 2018, are included in the table below.

                                                            FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                                         ----------------------------------------------------------------------
                                                          SIX MONTHS        YEAR           YEAR        SIX MONTHS
                                                            ENDED          ENDED          ENDED          ENDED
                               FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     JUNE 30,
                              WAIVED       REIMBURSED        2015           2016           2017           2018         TOTAL
                           ------------   ------------   ------------   ------------   ------------   ------------   ----------
First Trust Dow Jones      $     42,199   $         --   $    186,546   $    338,513   $    203,355   $     42,199   $  770,613
First Trust  Multi Income        60,969         27,254         87,165        152,851        189,257         88,223      517,496
First Trust Dorsey Wright        44,539         60,352         48,180        157,770        199,184        104,891      510,025

During the six months ended June 30, 2018, First Trust did not recover any fees that were previously waived or reimbursed.

First Trust has agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2020. During the six months ended June 30, 2018, First Trust reimbursed First Trust Multi Income $37,598 of fees that are not subject to recovery.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Down Jones', First Trust Multi Income's and First Trust Dorsey Wright's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records.


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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2018                 DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      2,866,446    $ 39,205,916      12,209,439    $163,359,896
   Class II                           902          12,185          12,731         181,551
                             ------------    ------------    ------------    ------------
Total Sales                     2,867,348    $ 39,218,101      12,222,170    $163,541,447
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                        481,499    $  6,548,384       3,094,656    $ 42,252,292
   Class II                            25             348             667           9,149
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment       481,524    $  6,548,732       3,095,323    $ 42,261,441
                             ============    ============    ============    ============
Redemptions:
   Class I                     (3,076,758)   $(42,093,784)     (3,937,247)   $(52,916,444)
   Class II                       (12,244)       (164,581)            (22)           (309)
                             ------------    ------------    ------------    ------------
Total Redemptions              (3,089,002)   $(42,258,365)     (3,937,269)   $(52,916,753)
                             ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2018                 DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        340,153    $  3,636,973         529,437    $  5,744,312
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Sales                       340,153    $  3,636,973         529,437    $  5,744,312
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         20,586    $    219,032          47,398    $    511,337
   Class II                            --              --             130           1,406
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment        20,586    $    219,032          47,528    $    512,743
                             ============    ============    ============    ============
Redemptions:
   Class I                       (251,886)   $ (2,681,989)       (437,125)   $ (4,750,415)
   Class II                        (4,509)        (48,114)           (305)         (3,336)
                             ------------    ------------    ------------    ------------
Total Redemptions                (256,395)   $ (2,730,103)       (437,430)   $ (4,753,751)
                             ============    ============    ============    ============


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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

Capital transactions for First Trust Dorsey Wright were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2018                 DECEMBER 31, 2017

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        768,279    $  9,144,403       1,099,884    $ 11,844,556
   Class II                         2,825          34,014              --              --
                             ------------    ------------    ------------    ------------
Total Sales                       771,104    $  9,178,417       1,099,884    $ 11,844,556
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                          3,860    $     47,170          27,252    $    311,559
   Class II                            22             268              86             979
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment         3,882    $     47,438          27,338    $    312,538
                             ============    ============    ============    ============
Redemptions:
   Class I                       (184,680)   $ (2,185,322)       (209,529)   $ (2,272,459)
   Class II                            (1)            (13)             --              --
                             ------------    ------------    ------------    ------------
Total Redemptions                (184,681)   $ (2,185,335)       (209,529)   $ (2,272,459)
                             ============    ============    ============    ============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the six months ended June 30, 2018, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   267,443,772      $   261,005,335
First Trust Multi Income                5,043,644            3,518,586
First Trust Dorsey Wright              13,372,730            6,248,521

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the six months ended June 30, 2018, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $    40,332,949      $    40,336,828
First Trust Multi Income                  232,338              589,231
First Trust Dorsey Wright                      --                   --


                           6. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by First Trust Dow Jones at June 30, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of June 30, 2018.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest rate risk   Unrealized appreciation                    Unrealized depreciation
                                  on futures contracts*         $   98,594   on futures contracts*         $       --

* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day's variation margin is reported within the Statements of Assets and Liabilities.


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2018, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION
----------------------------------------------------------------------------
INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on futures                              $   745,772
Net change in unrealized appreciation (depreciation) on futures        4,414

During the six months ended June 30, 2018, the amount of notional values of futures contracts opened and closed were $43,369,709 and $49,480,202, respectively.

First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           7. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at June 30, 2018, and for the period then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED      REALIZED
                         SHARES AT    VALUE AT                                APPRECIATION       GAIN       VALUE AT      DIVIDEND
SECURITY NAME            6/30/2018   12/31/2017    PURCHASES      SALES      (DEPRECIATION)     (LOSS)      6/30/2018      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust
   Institutional
   Preferred
   Securities and
   Income ETF                15,470  $        --  $   325,529  $    (13,993) $       (17,199) $      (407) $   293,930  $      7,976
First Trust Low
   Duration
   Opportunities ETF             --        3,668      380,931      (384,518)               7          (88)          --           478
First Trust Preferred
   Securities
   and Income ETF            46,740    1,186,193       75,854      (325,963)         (57,604)      12,384      890,864        25,239
First Trust Senior
   Loan Fund                 58,180    2,763,251      270,473      (235,069)         (14,175)      (5,221)   2,779,259        54,253
First Trust Tactical
   High Yield ETF            33,260    1,179,765      498,747       (66,628)         (41,632)      (4,039)   1,566,213        40,980
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 5,132,877  $ 1,551,534  $ (1,026,171) $      (130,603) $     2,629  $ 5,530,266  $    128,926
                                     ===========  ===========  ============  ===============  ===========  ===========  ============


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

Amounts relating to these investments in First Trust Dorsey Wright at June 30, 2018, and for the period then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED      REALIZED
                         SHARES AT    VALUE AT                                APPRECIATION       GAIN       VALUE AT      DIVIDEND
SECURITY NAME            6/30/2018   12/31/2017    PURCHASES      SALES      (DEPRECIATION)     (LOSS)      6/30/2018      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust BICK Index
   Fund                       4,784  $   108,141  $    38,727  $     (2,953) $       (14,573) $       591  $   129,933  $        667
First Trust Chindia
   ETF                        3,725      108,306       42,575        (3,005)          (5,447)       1,133      143,562           992
First Trust Developed
   Markets ex-US
   AlphaDEX(R) Fund           8,363      389,688      142,995       (10,556)         (24,773)       3,172      500,526         4,379
First Trust Dow Jones
   Internet Index Fund       21,415    2,029,044      729,315      (346,845)         397,710      138,551    2,947,775            --
First Trust Emerging
   Markets AlphaDEX(R)
   Fund                      12,852      265,731      101,487        (7,295)         (30,307)       2,737      332,353         3,824
First Trust Germany
   AlphaDEX(R) Fund           3,007      113,686       42,311        (3,108)         (15,357)         970      138,502         1,967
First Trust
   Industrials/Producer
   Durables AlphaDEX(R)
   Fund                      67,636    2,050,972      738,671       (54,914)        (102,324)      12,163    2,644,568         8,755
First Trust Large Cap
   Growth AlphaDEX(R)
   Fund                      46,220    2,242,246      781,574      (155,226)         140,789       39,750    3,049,133         3,756
First Trust Mid Cap
   Core AlphaDEX(R)
   Fund                      45,332    2,231,742      827,195       (59,573)          88,879       14,732    3,102,975         9,383
First Trust Nasdaq
   Bank ETF                  85,902    2,026,277      670,663      (166,933)        (114,607)      32,377    2,447,777        13,592
First Trust NASDAQ-100-
   Technology Sector
   Index Fund                34,283    2,006,766      690,933      (202,921)          71,852       75,218    2,641,848         8,397
First Trust Small Cap
   Growth AlphaDEX(R)
   Fund                      69,118    2,165,861      902,609       (56,991)         332,629       10,189    3,354,297         1,432
First Trust Switzerland
   AlphaDEX(R) Fund           2,840      108,841       43,830        (2,933)          (8,003)         748      142,483         2,718
First Trust Technology
   AlphaDEX(R) Fund          47,521    1,906,897      688,030      (106,424)         175,492       10,012    2,674,007         1,882
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $17,754,198  $ 6,440,915  $ (1,179,677) $       891,960  $   342,343  $24,249,739  $     61,744
                                     ===========  ===========  ============  ===============  ===========  ===========  ============


                             8. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to Contract owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the six months ended June 30, 2018, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the "Commitment fees" line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the six months ended June 30, 2018.

                              10. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Trust's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

BANK LOAN RISKS. Certain of the Funds invest in bank loans. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior floating loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the senior floating rate loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior floating rate loan may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks elsewhere in this report, including liquidity risk and the risk of investing in below grade fixed income instruments.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.

However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. Certain of the ETFs in which certain of the Funds invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

DEPOSITORY RECEIPTS RISK. Certain of the Funds invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. Certain of the Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. Certain of the Funds invest in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Certain of the Funds hold equity securities. The value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

EXCHANGE-TRADED FUND ("ETF") RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. Certain of the ETFs in which certain of the Funds invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy.

The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. Certain of the Funds invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

HIGH YIELD SECURITIES RISK. Certain of the Funds invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by certain of the Funds may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

INDEX REBALANCE RISK. Pursuant to the methodology that First Trust Dorsey Wright Tactical Core Portfolio's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The Funds may be subject to the risks of investing in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

MANAGEMENT RISK. Certain of the Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. Certain of the Funds invest in Master Limited Partnerships ("MLP's). Investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. On March 15, 2018, the Federal Energy Regulatory Commission ("FERC") changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP's business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

MORTGAGE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may hold mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which certain of the Funds invest may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Certain of the Funds invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which certain of the Funds invest, invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Certain of the Funds invest in Real Estate Investment Trusts ("REITs"), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. Certain of the Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

SMALLER COMPANY RISK. Certain of the Funds and certain of the ETFs in which certain of the Funds invest, invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. Certain of the Funds invest in Treasury Inflation Protected Securities ("TIPs"). TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                     AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Variable Insurance Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of each of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and together the "Funds"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); and the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Energy Income Partners, LLC ("Energy Income Partners") for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Stonebridge Sub-Advisory Agreement and the Energy Income Partners Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge and Energy Income Partners are individually referred to as a "Sub-Advisor" and are collectively referred to as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund and the continuation of the Sub-Advisory Agreements is in the best interests of First Trust Multi Income Allocation Portfolio in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Funds and by the Sub-Advisors to First Trust Multi Income Allocation Portfolio (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund and the sub-advisory fee rates for First Trust Multi Income Allocation Portfolio as compared to fees charged to a peer group of funds provided by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and each of the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor continue to be reasonable business arrangements from the Funds' perspective. Similarly, the Board applied its business judgment to determine whether the arrangements among the Trust, the Advisor and each of the Sub-Advisors continue to be reasonable business arrangements from the perspective of First Trust Multi Income Allocation Portfolio. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Advisor manages the Funds and knowing that the Sub-Advisors serve as such for First Trust Multi Income Allocation Portfolio and knowing the advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Funds and reviewed all of the services provided by the Advisor to


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

the Funds, including oversight of the Sub-Advisors for First Trust Multi Income Allocation Portfolio, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisors' management of First Trust Multi Income Allocation Portfolio's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Funds' compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements for First Trust Multi Income Allocation Portfolio, the Board considered the services that each Sub-Advisor provides to the Fund, noting that Energy Income Partners is responsible for the day-to-day management of a portion of the Fund's investments and that Stonebridge serves in a non-discretionary capacity for a portion of the Fund's investments. The Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. The Board also received a presentation from representatives of Energy Income Partners at the June 11, 2018 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Advisor and to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that the Advisor and, for First Trust Multi Income Allocation Portfolio, the Sub-Advisors, have managed the Funds consistent with each Fund's respective investment objectives, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Advisory Agreement and, for First Trust Multi Income Allocation Portfolio, considered the sub-advisory fees paid under the Sub-Advisory Agreements for the services provided, noting that the sub-advisory fees are paid by the Advisor from its advisory fee. The Board considered that the Advisor agreed to extend the current expense caps for Class I and Class II shares of each Fund at least until May 1, 2020. The Board noted that expenses borne or advisory fees waived by First Trust are subject to reimbursement by the applicable Fund for up to three years from the date the expense was incurred or advisory fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap. The Board also noted that the Advisor had extended through May 1, 2019 its agreement to reduce the advisory fee payable by First Trust Multi Income Allocation Portfolio in the amount of 0.37% of the Fund's average daily net assets. The Board received and reviewed information for each Fund showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund and non-fund clients, as applicable. With respect to each Fund's Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of each Fund's Peer Group. Based on the information provided, the Board noted that the advisory fee payable by First Trust/Dow Jones Dividend & Income Allocation Portfolio was equal to the median advisory fee of the peer funds in the Fund's Peer Group, that the advisory fee payable by First Trust Multi Income Allocation Portfolio was below the median advisory fee of the peer funds in the Fund's Peer Group and that the advisory fee payable by First Trust Dorsey Wright Tactical Core Portfolio was above the median advisory fee of the peer funds in the Fund's Peer Group. The Board also noted that with respect to the total (net) expense ratio of each Fund's Class I shares, the net expense ratio of First Trust Multi Income Allocation Portfolio was below the median expense net ratio of the peer funds in the Fund's Peer Group and the net expense ratio of each of First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio was above the median net expense ratio of the peer funds in the Fund's Peer Group. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for the Funds. The Board noted the process it has established for monitoring the Funds' performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds and the Sub-Advisors for First Trust Multi Income Allocation Portfolio. The Board determined that this process continues to be effective for reviewing the Funds' performance. The Board received and reviewed information comparing each Fund's performance for periods ended December 31, 2017 to the performance of the peer funds in the Fund's Peer Group and to that of benchmark indexes, including one or more blended benchmarks. Based on the information provided, the Board noted that First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I shares) outperformed the Peer Group average for the three-year period ended December 31, 2017 but underperformed the Peer Group average for the one- and five-year periods ended December 31, 2017. The Board noted that First Trust Multi Income Allocation Portfolio (Class I shares) underperformed the Peer Group average for the one- and three-year periods ended December 31, 2017. The Board noted that First Trust Dorsey Wright Tactical Core Portfolio (Class I shares) outperformed the Peer Group average for the one-year period ended December 31, 2017.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2018 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of the Funds and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund and the sub-advisory fees for First Trust Multi Income Allocation Portfolio continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Advisory Agreement and provided to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Sub-Advisory Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to each Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the majority ownership interest of an affiliate of the Advisor in Stonebridge and the investment by an affiliate of the Advisor in Energy Income Partners and potential fall-out benefits to the Advisor from such interests. The Board noted that FTP is compensated for services provided to the Funds through Rule 12b 1 distribution and service fees payable by Class I shares, and that the Advisor receives compensation from the Funds for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge's expenses in providing sub-advisory services to the Fund and noted Stonebridge's hiring of additional personnel in recent years and commitment to add additional resources if assets increase. The Board did not review the profitability of Stonebridge with respect to the Fund. The Board noted that the Advisor pays Stonebridge from its advisory fee, and its understanding that the First Trust Multi Income Allocation Portfolio's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with First Trust Multi Income Allocation Portfolio, including potential fall-out benefits to Stonebridge from the ownership interest of an affiliate of the Advisor in Stonebridge. The Board noted that Stonebridge does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Stonebridge were not unreasonable.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners' investment services expenses are primarily fixed, and that Energy Income Partners has made recent investments in additional personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in additional personnel. The Board did not review the profitability of Energy Income Partners with respect to the Fund. The Board noted that the Advisor pays Energy Income Partners from its advisory fee, and its understanding that the First Trust Multi Income Allocation Portfolio's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with First Trust Multi Income Allocation Portfolio, including the potential fall-out benefits to Energy Income Partners from the ownership interest of an affiliate of the Advisor in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Energy Income Partners were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the applicable Funds. No single factor was determinative in the Board's analysis.


                                                                         Page 79


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


FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                      Stonebridge Advisors, LLC
10 Wright Street                                 10 Westport Road, Suite C101
Westport, CT 06880                               Wilton, CT 06897


ADMINISTRATOR, FUND
ACCOUNTANT, & CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME          FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                             TACTICAL CORE  PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO    Brown Brothers Harriman & Co.
The Bank of New York Mellon                      50 Post Office Square
240 Greenwich Street                             Boston, MA 02110
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   August 23, 2018
      -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   August 23, 2018
      -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:   August 23, 2018
      -------------------

* Print the name and title of each signing officer under his or her signature.